                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: Metricom Inc.                   Case No.                         01-53291

                                       CHAPTER 11
                                       MONTHLY OPERATING REPORT
                                       (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED: Jan-02                                  PETITION DATE: 07/02/01

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
    Dollars reported in   $1

                                                          END OF CURRENT         END OF PRIOR           AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                              MONTH                MONTH                 FILING(1)
                                                          --------------         ------------           --------------
    a.  Current Assets                                     $185,435,431          $187,254,508
                                                           ------------          ------------
    b.  Total Assets                                       $359,646,139          $361,479,257            $922,513,084
                                                           ------------          ------------            ------------
    c.  Current Liabilities                                  $2,158,654            $1,761,482
                                                           ------------          ------------
    d.  Total Liabilities                                  $374,630,442          $373,924,643            $340,671,459
                                                           ------------          ------------            ------------

3.  STATEMENT OF CASH RECEIPTS &                                                                          CUMULATIVE
      DISBURSEMENTS FOR MONTH                             CURRENT MONTH           PRIOR MONTH           (CASE TO DATE)
                                                          -------------          ------------           --------------
    a.  Total Receipts                                       $1,063,942              $865,618             $15,874,089
                                                           ------------          ------------            ------------
    b.  Total Disbursements                                  $2,177,286            $1,637,723             $28,112,510
                                                           ------------          ------------            ------------
    c.  Excess (Deficiency) of Receipts
          Over Disbursements (a - b)                        ($1,113,344)            ($772,105)           ($12,238,421)
                                                           ------------          ------------            ------------
    d.  Cash Balance Beginning of Month                    $176,205,919          $176,978,024            $187,330,996
                                                           ------------          ------------            ------------
    e.  Cash Balance End of Month (c + d)                  $175,092,575          $176,205,919            $175,092,575
                                                           ------------          ------------            ------------

                                                                                                          CUMULATIVE
                                                          CURRENT MONTH          PRIOR MONTH            (CASE TO DATE)
                                                          -------------         -------------           --------------
4.  PROFIT/(LOSS) FROM THE STATEMENT
       OF OPERATIONS                                       ($2,531,257)         ($15,665,027)           ($565,931,025)
                                                           ------------         -------------           -------------
5.  ACCOUNT RECEIVABLES (PRE AND POST
       PETITION)                                             $5,258,269            $5,258,269
                                                           ------------         -------------
6.  POST-PETITION LIABILITIES                                $2,158,654            $1,761,482
                                                           ------------         -------------
7.  PAST DUE POST-PETITION ACCOUNT
       PAYABLES (OVER 30 DAYS)                                  $78,175              $44,163
                                                           ------------         -------------

    AT THE END OF THIS REPORTING MONTH:                                                               YES         NO
    -----------------------------------                                                               ---         ---
8.  Have any payments been made on pre-petition debt, other than payments in the normal                X
    course to secured creditors or lessors? (if yes, attach listing including date of                 ---         ---
    payment, amount of payment and name of payee)
9.  Have any payments been made to professionals?  (if yes, attach listing including date of           X
    payment, amount of payment and name of payee)                                                     ---         ---
10. If the answer is yes to 8 or 9, were all such payments approved by the court?                      X
                                                                                                      ---         ---
11. Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                          X
    attach listing including date of payment, amount and reason for payment, and name of payee)       ---         ---
12. Is the estate insured for replacement cost of assets and for general liability?                    X
                                                                                                      ---         ---
13. Are a plan and disclosure statement on file?                                                                   X
                                                                                                      ---         ---
14. Was there any post-petition borrowing during this reporting period?                                            X
                                                                                                      ---         ---

15. Check if paid: Post-petition taxes  x ;    U.S. Trustee Quarterly Fees   x ;  Check if filing is current for: Post-petition
                                       ----                                 ----
    tax reporting and tax returns:  x .
                                   ----

    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

NOTES:
    (1) As maintained on the Debtor's books.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:  02/14/02                    /s/ Eugene A. Reilly
     -------------                 ---------------------------------------------
                                   Responsible Individual

SUMMARY OF FINANCIAL STATUS
QUESTION 8

PAYEE                                      DATE OF PAYMENT     AMOUNT PAID
                                           ---------------     -----------
City of Pasadena                                               $  2,500.00
Ypsilanti Township                                             $  2,500.00
City of Utica                                                  $  2,500.00
City Of Fraser                                                 $  2,500.00
City of Eastpointe                                             $  2,500.00
Warwick Township                                               $  3,250.00
County of Alameda                                              $  5,000.00
Township of Horsham                                            $  5,500.00
City of Peoria                                                 $ 10,000.00
City of Seattle                                                $ 17,377.60
Massachusetts Electric Company                                 $ 51,700.00
PSE&G Co.                                                      $522,500.00
                                                               -----------
                                                               $627,827.60
Interest and Attorney Fees                                     $122,172.40
                                                               -----------
Total amount charged to our account           1/9/2002         $750,000.00(1)
                                                               ===========


NOTE:
          (1) Payments made from restricted cash - Surety Bonds.

SUMMARY OF FINANCIAL STATUS
QUESTION 9

PAYEE                                     DATE OF PAYMENT    AMOUNT PAID
-----                                     ---------------    -----------
Nightingale & Assoc., LLC                      1/3/2002      $130,425.65
Akin, Gump, Strauss, Hauer & Feld, LLP         1/3/2002      $    290.71
Robert L. Berger & Associates, LLC            1/14/2002      $  7,824.02
Ernest & Young Capital Advisors LLC           1/22/2002      $282,951.00
Gibson, Dunn & Crutcher LLP                   1/23/2002      $  2,421.40
Gibson, Dunn & Crutcher LLP                   1/30/2002      $ 27,595.29
                                                             -----------
                                                             $451,508.07
                                                             ===========

                             STATEMENT OF OPERATIONS
                             (General Business Case)
                          For the Month Ended 01/31/02

            CURRENT MONTH
---------------------------------------
                                                                                                         CUMULATIVE    NEXT MONTH
   ACTUAL        FORECAST(1)   VARIANCE                                                                (CASE TO DATE)  FORECAST(2)
   ------        -----------   --------                                                                --------------  -----------
                                               REVENUES:
                    n/a          n/a        1   Gross Sales                                               $1,944,095      n/a
------------      -------      -------                                                                 -------------    -------
                    n/a          n/a        2   less: Sales Returns & Allowances                                          n/a
------------      -------      -------                                                                 -------------    -------
         $0         n/a          n/a        3   Net Sales                                                 $1,944,095      n/a
------------      -------      -------                                                                 -------------    -------
         $0         n/a          n/a        4   less: Cost of Goods Sold    (Schedule 'B')               $13,523,137      n/a
------------      -------      -------                                                                 -------------    -------
         $0         n/a          n/a            Gross Profit                                            ($11,579,042)     n/a
------------      -------      -------                                                                 -------------    -------
   $309,342         n/a          n/a        6   Interest                                                  $3,058,591      n/a
------------      -------      -------                                                                 -------------    -------
         $0         n/a          n/a        7   Other Income:    Proceeds from sale of                    $1,779,385      n/a
------------      -------      -------                           ------------------------------        -------------    -------
                                            8          common stock in Packeteer, Inc.
------------      -------      -------        -------------------------------------------------        -------------    -------
                                            9
------------      -------      -------        -------------------------------------------------        -------------    -------
   $309,342         n/a          n/a       10      TOTAL REVENUES                                        ($6,741,066)     n/a
------------      -------      -------                                                                 -------------    -------
                                               EXPENSES:
         $0         n/a          n/a       11   Compensation to Owner(s)/Officer(s)                         $339,114      n/a
------------      -------      -------                                                                 -------------    -------
   $199,976         n/a          n/a       12   Salaries                                                  $3,020,352      n/a
------------      -------      -------                                                                 -------------    -------
         $0         n/a          n/a       13   Commissions                                                  $16,225      n/a
------------      -------      -------                                                                 -------------    -------
    $14,255         n/a          n/a       14   Contract Labor                                              $634,157      n/a
------------      -------      -------                                                                 -------------    -------
                                                Rent/Lease:
         $0         n/a          n/a       15     Personal Property                                          $63,284      n/a
------------      -------      -------                                                                 -------------    -------
    $11,669         n/a          n/a       16     Real Property                                           $4,197,887      n/a
------------      -------      -------                                                                 -------------    -------
    $80,473         n/a          n/a       17   Insurance                                                   $646,579      n/a
------------      -------      -------                                                                 -------------    -------
                                           18   Management Fees
------------      -------      -------                                                                 -------------    -------
     $1,340         n/a          n/a       19   Depreciation                                             $32,783,618      n/a
------------      -------      -------                                                                 -------------    -------
                                                Taxes:
                                           20     Employer Payroll Taxes
------------      -------      -------                                                                 -------------    -------
         $0         n/a          n/a       21     Real Property Taxes                                        $16,822      n/a
------------      -------      -------                                                                 -------------    -------
         $0         n/a          n/a       22     Other Taxes                                               $276,403      n/a
------------      -------      -------                                                                 -------------    -------
         $0         n/a          n/a       23   Other Selling                                               $359,386      n/a
------------      -------      -------                                                                 -------------    -------
    $39,459         n/a          n/a       24   Other Administrative                                      $2,119,290      n/a
------------      -------      -------                                                                 -------------    -------
         $0         n/a          n/a       25   Interest Expense                                          $1,726,246      n/a
------------      -------      -------                                                                 -------------    -------
         $0         n/a          n/a       26   Other Expenses:  Bonus                                    $1,499,172      n/a
------------      -------      -------                                                                 -------------    -------
         $0         n/a          n/a       27                    Overtime                                    $29,404      n/a
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0         n/a          n/a       28                    Fringe benefit                             $896,383      n/a
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0         n/a          n/a       29                    Severance                                  $912,712      n/a
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0         n/a          n/a       30                    Repair & Maintenance                     $1,146,626      n/a
------------      -------      -------        -------------------------------------------------        -------------    -------
    ($1,522)        n/a          n/a       31                    Travel                                     $132,524      n/a
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0         n/a          n/a       32                    Telephone                                  $404,857      n/a
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0         n/a          n/a       33                    IS & Facility Allocation                ($1,483,937)     n/a
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0         n/a          n/a       34                    Cleaning Services                           $91,697      n/a
------------      -------      -------        -------------------------------------------------        -------------    -------
   $345,650         n/a          n/a       35      TOTAL EXPENSES                                        $49,828,801      n/a
------------      -------      -------                                                                 -------------    -------
   ($36,308)        n/a          n/a       36  SUBTOTAL                                                 ($56,569,867)     n/a
------------      -------      -------                                                                 -------------    -------
                                               REORGANIZATION ITEMS:
($1,287,376)        n/a          n/a       37   Professional Fees                                        ($6,523,074)     n/a
------------      -------      -------                                                                 -------------    -------
                    n/a          n/a       38   Provisions for Rejected Executory Contracts                               n/a
------------      -------      -------                                                                 -------------    -------
                    n/a          n/a       39   Interest Earned on Accumulated Cash from                                  n/a
------------      -------      -------          Resulting Chp 11 Case                                  -------------    -------
         $0         n/a          n/a       40   Gain or (Loss) from Sale of Equipment                  ($491,925,786)     n/a
------------      -------      -------                                                                 -------------    -------
   ($10,500)        n/a          n/a       41   U.S. Trustee Quarterly Fees                                 ($21,500)     n/a
------------      -------      -------                                                                 -------------    -------
         $0         n/a          n/a       42   Writeoff of Pre-Petition Fringe Benefit Accrual             $799,409      n/a
------------      -------      -------                                                                 -------------    -------
         $0         n/a          n/a       43   Writeoff of Pre-Petition Accrued Bonus                    $4,909,952      n/a
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0         n/a          n/a       44   Writeoff of Debt & Warrant Offering Cost                 ($7,255,999)     n/a
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0         n/a          n/a       45   Writeoff of Deferred Cost of Sales                       ($2,961,114)     n/a
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0         n/a          n/a       46   Writeoff of Investment in Subsidiaries                   ($5,185,973)     n/a
------------      -------      -------        -------------------------------------------------        -------------    -------
  ($447,073)        n/a          n/a       47   Settlement Charges                                         ($447,073)     n/a
------------      -------      -------        -------------------------------------------------        -------------    -------
  ($750,000)        n/a          n/a       48   Expenses for pre-petition liabilities (3)                  ($750,000)     n/a
------------      -------      -------        -------------------------------------------------        -------------    -------
($2,494,949)        n/a          n/a       49        TOTAL REORGANIZATION ITEMS                        ($509,361,158)     n/a
------------      -------      -------                                                                 -------------    -------
($2,531,257)        n/a          n/a       50   NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES         ($565,931,025)     n/a
------------      -------      -------                                                                 -------------    -------
                    n/a          n/a       51   Federal & State Income Taxes                                      $0      n/a
------------      -------      -------                                                                 -------------    -------
($2,531,257)        n/a          n/a       52   NET PROFIT (LOSS)                                      ($565,931,025)     n/a
============      =======      =======                                                                 =============    =======

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

NOTES:
(1) The Debtor did not file a formal operations forecast with the Bankruptcy Court for this period.
(2) The Debtor will not be filing a formal operations forecast with the Bankruptcy Court for the upcoming period.
(3) Expense the settlement of unrecorded pre-petition debt. Payment made from restricted cash - Surety Bonds.

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 01/31/02
                          ----------------------------

           ASSETS
                                                                                           FROM SCHEDULES              BOOK VALUE
                                                                                           --------------             ------------
                 CURRENT ASSETS

        1              Cash, cash equivalents and short term investment - unrestricted                                $128,923,457
                                                                                                                      -------------
        2              Cash, cash equivalents and short term investment - restricted                                   $46,169,118
                                                                                                                      -------------
        3              Accounts receivable (net)                                                  A                     $5,258,269
                                                                                                                      -------------
        4              Inventory (2)                                                              B                             $0
                                                                                                                      -------------
        5              Prepaid expenses                                                                                 $3,639,795
                                                                                                                      -------------
        6              Professional retainers                                                                             $172,624
                                                                                                                      -------------
        7              Other:   Deferred Cost of Sales (3)                                                                      $0
                                ------------------------------------------------------                                -------------
        8                       Deposits                                                                                $1,270,330
                                ------------------------------------------------------                                -------------
        9                       Other receivable                                                                                $0
                                ------------------------------------------------------                                -------------
       10                       Others                                                                                      $1,839
                       ---------------------------------------------------------------                                -------------
       11                       TOTAL CURRENT ASSETS                                                                  $185,435,431
                                                                                                                      -------------
                 PROPERTY AND EQUIPMENT (BOOK VALUE)  (2)

       12              Real property                                                              C                             $0
                                                                                                                      -------------
       13              Machinery and equipment                                                    D                        $18,893
                                                                                                                      -------------
       14              Furniture and fixtures                                                     D                             $0
                                                                                                                      -------------
       15              Network equipment                                                          D                             $0
                                                                                                                      -------------
       16              Leasehold improvements                                                     D                             $0
                                                                                                                      -------------
       17              Vehicles                                                                   D                             $0
                                                                                                                      -------------
       18              Other:                                                                     D
                                ------------------------------------------------------                                -------------
       19                                                                                         D
                       ---------------------------------------------------------------                                -------------
       20                       TOTAL PROPERTY AND EQUIPMENT                                                               $18,893
                                                                                                                      -------------
                 OTHER ASSETS

       21              Network Equipment & Inventory (2)                                                                        $0
                                                                                                                      -------------
       22              Deferred Cost of Sales-Long term (3)                                                                     $0
                                                                                                                      -------------
       23              Long Term Deposits                                                                                 $642,064
                                                                                                                      -------------
       24              Investment in subsidiaries (3)                                                                           $0
                       ---------------------------------------------------------------                                -------------
       25              WCS Spectrum                                                                                     $1,282,693
                       ---------------------------------------------------------------                                -------------
       26              Debt & Warrant Offering- 2000 (3)                                                                        $0
                       ---------------------------------------------------------------                                -------------
       27              Intercompany receivables-Metricom DC, LLC  (1)                                                 $172,267,058
                       ---------------------------------------------------------------                                -------------
       28                       TOTAL OTHER ASSETS                                                                    $174,191,815
                                                                                                                      -------------
       29                       TOTAL ASSETS                                                                          $359,646,139
                                                                                                                      =============

           NOTE:
                       Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
                       (1) Prior year adjustment retroactive to 12/31/00 due to
                           the change in the management fee of Metricom DC, LLC., a wholly-owned subsidiary of the Debtor.
                       (2) Inventory and PP&E were sold via the Company's public
                           auction on November 27, 2001 and to Aerie Networks. The remaining assets are computers only.
                       (3) Deferred Cost of Sales, Debt & Warrant Offering cost
                           and Investment in subsidiaries were written off from the book on 12/31/01.

                       ---------------------------------------------------------
                       The book value of assets as maintained in the Debtor's records is reported above. No valuation of the assets has been made at this time.
                       ---------------------------------------------------------

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

           LIABILITIES FROM SCHEDULES
                 POST-PETITION
                       CURRENT LIABILITIES
       30                       Salaries and wages                                                                            $0
                                                                                                                    -------------
       31                       Payroll taxes                                                                                 $0
                                                                                                                    -------------
       32                       Real and personal property taxes                                                              $0
                                                                                                                    -------------
       33                       Bonus                                                                                         $0
                                                                                                                    -------------
       34                       Vacation                                                                                      $0
                                                                                                                    -------------
       35                       Sales and use tax payable                                                                $12,243
                                                                                                                    -------------
       36                       Accounts payable (trade)                                                   A          $1,037,464
                                                                                                                    -------------
       37                       Franchise Tax Payable                                                                     $8,035
                                                                                                                    -------------
       38                       Fringe Benefits Applied                                                                 $380,912
                                                                                                                    -------------
       39                       Accrued professional fees                                                               $732,000
                                                                                                                    -------------
       40                       Current portion of long-term post-petition debt (due within 12 months)
                                                                                                                    -------------
       41                       Other:       Others                                                                     ($12,000)
                                             ---------------------------------------------------------              -------------
       42
                                ----------------------------------------------------------------------              -------------
       43
                                ----------------------------------------------------------------------              -------------
       44                       TOTAL CURRENT LIABILITIES                                                             $2,158,654
                                                                                                                    -------------
       45              LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                   $0
                                                                                                                    -------------
       46                       TOTAL POST-PETITION LIABILITIES                                                       $2,158,654
                                                                                                                    -------------
                 PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
       47                       Secured claims                                                             F          $3,470,874
                                                                                                                    -------------
       48                       Priority unsecured claims                                                  F          $3,400,327
                                                                                                                    -------------
       49                       General unsecured claims                                                   F        $365,600,587
                                                                                                                    -------------
       50                       TOTAL PRE-PETITION LIABILITIES                                                      $372,471,788
                                                                                                                    -------------
       51                       TOTAL LIABILITIES                                                                   $374,630,442
                                                                                                                    -------------
           EQUITY (DEFICIT)
       52              Retained Earnings/(Deficit) at time of filing  (1)                                          ($885,004,240)
                                                                                                                    -------------
       53              Capital Stock                                                                                     $30,920
                                                                                                                    -------------
       54              Additional paid-in capital                                                                   $790,757,686
                                                                                                                    -------------
       55              Warrants to purchase Common Stock                                                              $6,328,173
                                                                                                                    -------------
       56              Accum other comprehensive income                                                                 $156,279
                                                                                                                    -------------
       57              Cumulative profit/(loss) since filing of case                                               ($565,931,025)
                                                                                                                    -------------
                       Preferred Stock                                                                              $638,677,904
                                                                                                                    -------------
       58              Equity adjustment for pre-petition liabilities due to Chapter 11 filing(2)                             $0
                                                                                                                    -------------
       59                       TOTAL EQUITY (DEFICIT)                                                              ($14,984,303)
                                                                                                                    -------------
       60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                   $359,646,139
                                                                                                                    =============


           NOTE:       (1) Prior year adjustment retroactive to 12/31/00 due to
                           the change in the management fee of Metricom DC,
                           LLC., a wholly-owned subsidiary of the Debtor.
                       (2) Reclassification of the pre-petition liabilities
                           from Equity to Schedule F. The amounts were
                           erroneously scheduled in prior Monthly Operation Reports as an adjustment to equity.

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                              ACCOUNTS RECEIVABLE          ACCOUNTS PAYABLE                 PAST DUE
RECEIVABLES AND PAYABLES AGINGS             [PRE AND POST PETITION]         [POST PETITION]             POST PETITION DEBT
-------------------------------             -----------------------        ----------------             ------------------
     0 -30 Days                                              $0                 $959,289
                                             -------------------          ---------------
     31-60 Days                                              $0                  $44,435
                                             -------------------          ---------------
     61-90 Days                                              $0                  $33,740                     $78,175(1)
                                             -------------------          ---------------                    ----------
     91+ Days                                        $7,180,136
                                             -------------------          ---------------
     Total accounts receivable/payable               $7,180,136               $1,037,464
                                             -------------------          ===============
     Allowance for doubtful accounts                 $1,921,867
                                             -------------------
     Accounts receivable (net)                       $5,258,269
                                             ===================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                                                      COST OF GOODS SOLD
----------------------------------                                                      ------------------
                                                                                                                         -----------
                                                 INVENTORY(IES)
                                                   BALANCE AT
                                                  END OF MONTH      INVENTORY BEGINNING OF MONTH                                 $0
                                                                                                                         -----------
                                                                    Add -
  Retail/Restaurants -                                                Net purchase
                                                                                                                         -----------
    Product for resale                                                Direct labor
                                              -------------------                                                        -----------
                                                                      Manufacturing overhead
                                                                                                                         -----------
  Distribution -                                                      Freight in
                                                                                                                         -----------
    Products for resale                                               Other:                                                     $0
                                              -------------------                                                        -----------
                                                                                                                                 $0
                                                                    -------------------------------------------------    -----------
  Manufacturer -                                                                                                                 $0
                                                                    -------------------------------------------------    -----------
    Raw Materials                                             $0
                                              -------------------
    Work-in-progress                                          $0    Less -
                                              -------------------
    Finished goods                                            $0      Inventory End of Month                                     $0
                                              -------------------                                                        -----------
                                                                      Shrinkage
                                                                                                                         -----------
  Other - Explain                                                     Inventory sold and write off
                                              -------------------                                                        -----------

  --------------------------------------------
                                                                    Cost of Goods Sold                                           $0
  --------------------------------------------                                                                           ===========
      TOTAL                                                   $0
                                              ===================

  METHOD OF INVENTORY CONTROL                                       INVENTORY VALUATION METHODS
  Do you have a functioning perpetual inventory system?             Indicate by a checkmark method of inventory used.
                  Yes              No
                      -------         --------
  How often do you take a complete physical inventory?              Valuation methods -
                                                                        FIFO cost
                                                                                                                ---
    Weekly                                                              LIFO cost
                             ---------                                                                          ---
    Monthly                                                             Lower of cost or market
                             ---------                                                                          ---
    Quarterly                                                           Retail method
                             ---------                                                                          ---
    Semi-annually                                                       Other
                             ---------                                                                          ---
    Annually                                                              Explain
                             ---------
Date of last physical inventory was
                                              -------------------   ----------------------------------------------------------------
Date of next physical inventory is
                                              -------------------   ----------------------------------------------------------------

NOTE:
     (1) Professional fees that have not been approved by the court.

                                SCHEDULE C
                               REAL PROPERTY

Description                                                                               COST                    MARKET VALUE
                                                                                          ----                    ------------
        None                                                                                          $0                        $0
        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------
        Total                                                                                         $0                        $0
                                                                                 ========================     =====================

                                SCHEDULE D
                       OTHER DEPRECIABLE ASSETS(1)

Description                                                                               COST                     BOOK VALUE
                                                                                          ----                    ------------
Machinery & Equipment -
        --------------------------------------------------------------------
        Computer Hardware                                                                        $48,245                   $48,245
        --------------------------------------------------------------------     ------------------------     ---------------------
           Accumulated Depreciation                                                             $(29,352)                 $(29,352)
        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------
        Total                                                                                    $18,893                   $18,893
                                                                                 ========================     =====================
Furniture & Fixtures -

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------
        Total                                                                                         $0                        $0
                                                                                 ========================     =====================
Network Equipment -

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------
        Total                                                                                         $0                        $0
                                                                                 ========================     =====================
Leasehold Improvements -

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------
        Total                                                                                         $0                        $0
                                                                                 ========================     =====================
Vehicles -

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------
        Total                                                                                         $0                        $0
                                                                                 ========================     =====================

NOTE:
        (1) Sale of assets through the Company's public auction dated November 27, 2001 and to Aerie Networks.

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE(1)                           0-30 DAYS      31-60 DAYS      61-90 DAYS       91+ DAYS          TOTAL
FEDERAL                                 --------------- ---------------  -------------  ---------------   -------------
         Income Tax Withholding                     $0                                                              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         FICA - Employee                            $0                                                              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         FICA - Employer                            $0                                                              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Unemployment (FUTA)                        $0                                                              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Income                                     $0                                                              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Other (Attach List)                        $0                                                              $0
                                        --------------- ---------------  -------------  ---------------   -------------
TOTAL FEDERAL TAXES                                 $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
STATE AND LOCAL
         Income Tax Withholding                     $0                                                              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Unemployment (UT)                          $0                                                              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Disability Insurance (DI)                  $0                                                              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Empl. Training Tax (ETT)                   $0                                                              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Sales and Use Tax                          $0             $90        $12,153                          $12,243
                                        --------------- ---------------  -------------  ---------------   -------------
         Excise                                     $0                                                              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Real property(2)                           $0                                                              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Personal property(2)                       $0                                                              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Income                                     $0                                                              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Other (Franchise Tax)                      $0              $0             $0           $8,035          $8,035
                                        --------------- ---------------  -------------  ---------------   -------------
TOTAL STATE & LOCAL TAXES                           $0             $90        $12,153           $8,035         $20,278
                                        --------------- ---------------  -------------  ---------------   -------------
TOTAL TAXES                                         $0             $90        $12,153           $8,035         $20,278
                                        =============== ===============  =============  ===============   =============

(1) Accrual basis accounting reported for Post-Petition Taxes.

(2) In prior monthly operation reports, $220,000 and $1,847,592 were reported erroneously as post-petition real and personal property taxes which should have been scheduled as pre-petition taxes.

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                  CLAIMED                ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                      AMOUNT(2)              AMOUNT(3)
-------------------------------------------                    -------------          -------------
         Secured claims(1)                                       $3,470,874             $3,470,874
                                                               -------------          -------------
         Priority claims other than taxes                            $4,650               $364,522
                                                               -------------          -------------
         Priority tax claims                                     $1,979,948             $3,035,805
                                                               -------------          -------------
         General unsecured claims                              $961,883,175           $365,600,587
                                                               -------------          -------------

         (1) The balance represents the amount originally filed in the Debtors' statement of assets and liabilities (SoAL).

         (2) The above amount represents the total claimed amount originally filed. As of 1/31/02 Creditors have filed claims of approximately $1.0 billion. The Debtors are reviewing all filed claims and will revise the listed amounts in subsequent monthly operating reports.

         (3) The total represents the Debtors' balance recorded in accordance with GAAP as of 1/31/02. This amount does not include any contingent, unliquidated, or disputed claims that were either originally scheduled by the Debtor or filed as a claim by the Creditors. As of 1/31/02 the total amount of the claims filed was approximately $1.0 billion. The Debtor is working with its financial and legal advisors to assess the validity of each claim to determine the estimated allowed amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                             ACCOUNT 1             ACCOUNT 2             ACCOUNT 3             ACCOUNT 4
                                             ---------             ---------             ---------             ---------
Bank                                    Please refer to attached statement.
                                        --------------------- ---------------------  -------------------  ---------------------
Account Type
                                        --------------------- ---------------------  -------------------  ---------------------
Account No.
                                        --------------------- ---------------------  -------------------  ---------------------
Account Purpose
                                        --------------------- ---------------------  -------------------  ---------------------
Balance, End of Month
                                        --------------------- ---------------------  -------------------  ---------------------
Total Funds on Hand for all Accounts            $175,092,575
                                        ---------------------

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                                                                          1/31/2002      1/31/2002
                                       ACCOUNT NO.            ACCOUNT TYPE           ACCOUNT PURPOSE     BANK BALANCE   BOOK BALANCE
                                       -----------            ------------           ---------------     ------------   ------------
BANKS
Wells Fargo General Account            4487-098311           General Banking         General Banking               $0             $0
Wells Fargo Controlled
  Disbursement Account                 4759-600877           General Banking         General Banking               $0             $0
Wells Fargo Southeast PC Account       4375-685799           General Banking         General Banking               $0             $0
Wells Fargo Northeast Account          4375-685815           General Banking         General Banking               $0             $0
Wells Fargo Western Region Account     4375-685823           General Banking         General Banking               $0             $0
Wells Fargo Northern Central Account   4375-686193           General Banking         General Banking               $0             $0
Wells Fargo Ricochet Account           4487-098485           General Banking         General Banking               $0             $0
Wells Fargo Metricom Account           4496-812934           General Banking         General Banking               $0             $0
Wells Fargo Flex Benefits Account      4761-067420           General Banking         General Banking               $0             $0
Wells Fargo Medical Benefits Account   4761-067438           General Banking         General Banking               $0             $0
Wells Fargo LLC Account                4487-099655           General Banking         General Banking               $0             $0
Union Bank of California               6450-135869           General Banking         General Banking               $0             $0
Union Bank of California - Payroll     6450-136792           General Banking         General Banking               $0             $0
Union Bank of California - General      2180043112          CHPT. 11 Banking         General Banking               $0             $0
Union Bank of California - General      2180043244          CHPT. 11 Banking         General Banking         $440,354       $162,967
Union Bank of California - Payroll      2180043252          CHPT. 11 Banking         General Banking           $7,285         $7,285
Union Bank of California - Tax          2180043260          CHPT. 11 Banking         General Banking               $0             $0
Union Bank of California - Medical      2180043279          CHPT. 11 Banking         General Banking             $896           $896
Union Bank of California -
  Flex Benefits                         2180043287          CHPT. 11 Banking         General Banking           $5,351         $5,351
Union Bank of California - Escrow       2180043740          CHPT. 11 Banking         General Banking             $100           $100
Union Bank of California -
  General Pre-petition                  2180043147           General Banking         General Banking               $0             $0
Union Bank of California -
  Payroll Pre-petition                  2180043155           General Banking         General Banking               $0             $0
Wells Fargo CD's

MONEY MARKET ACCOUNTS
Janus Institutional                   881-881235108        Money Market Funds      Account invests in
                                                                                    A1/P1 funds only      $54,937,269    $54,937,269
Fidelity Institutional               0059-00493084842      Money Market Funds      Account invests in
                                                                                    A1/P1 funds only      $33,071,714    $33,071,714
JP Morgan Institutional                  5012931           Money Market Funds      Account invests in
                                                                                    A1/P1 funds only               $0             $0
Dreyfus Institutional                 288-0981002876       Money Market Funds      Account invests in
                                                                                    A1/P1 funds only               $0             $0

Institutional Accounts -
  ST Investments
AIG Money Market Fund                  000MB2890-1     Investments in CP, Money
                                                       Market Funds, Treasuries    Account invests in
                                                                                    A1/P1 funds only       $5,472,699     $5,472,699
Morgan Stanley & Co.                    14-78C44-1     Investments in CP, Money
                                                       Market Funds, Treasuries    Account invests in
                                                                                    A1/P1 funds only      $39,231,394    $39,231,394
Salomon Smith Barney                   449-0H399-19    Investments in CP, Money
                                                       Market Funds, Treasuries    Account invests in
                                                                                    A1/P1 funds only               $0             $0
Lehman Brothers                        833-79266-15    Investments in CP, Money
                                                       Market Funds, Treasuries    Account invests in
                                                                                    A1/P1 funds only       $1,209,935     $1,209,935
Wells Fargo Asset Mgmt                    138816       Investments in CP, Money
                                                       Market Funds, Treasuries    Account invests in
                                                                                    A1/P1 funds only         $150,646       $150,646
Wells Fargo Asset Mgmt Pledged           2215431       Investments in CP, Money
                                                       Market Funds, Treasuries       Account holds
                                                                                      collateral for
                                                                                       outstanding
                                                                                     Letters of Credit     $1,462,626     $1,462,626

LT INVESTMENTS
Bank One                                204821-000       Government T-Strips         Restricted Bonds
                                                                                    for Coupon payments   $38,945,994    $38,945,994
State Street Bank                       127415-010       Money Market account        Escrow account for
                                                                                        Tim Dreisbach        $287,799       $287,799

EQUITY INVESTMENTS
Lehman Brothers                        833-41241-15        Equity stake in
                                                            Packeteer, Inc.         Own 20,700 stake in
                                                                                    PKTR at a purchase
                                                                                       price of $0.25        $144,900       $144,900

Petty Cash on hand                                                                                             $1,000         $1,000
                                                                                                         ------------   ------------
                                                                                                         $175,369,962   $175,092,575
                                                                                                         ============   ============

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 01/31/02

                                                                                                     Actual           Cumulative
                                                                                                 Current Month      (Case to Date)
                                                                                                 -------------      --------------
     CASH RECEIPTS
1             Rent/Leases Collected
                                                                                                 -------------       -------------
2             Cash Received from Sales                                                                                   $761,113
                                                                                                 -------------       -------------
3             Interest Received                                                                      $208,620          $2,325,708
                                                                                                 -------------       -------------
4             Borrowings
                                                                                                 -------------       -------------
5             Funds from Shareholders, Partners, or Other Insiders
                                                                                                 -------------       -------------
6             Capital Contributions
                                                                                                 -------------       -------------
7                    Legal Settlement                                                                                      $9,000
              -------------------------------------------------------------------------          -------------       -------------
8                    Proceeds from sale of common stock in Packeteer, Inc.                                             $1,810,635
              -------------------------------------------------------------------------          -------------       -------------
9                    Interest Accrued on Government Strip                                            $100,760            $761,633
              -------------------------------------------------------------------------          -------------       -------------
10                   Unrealized gain on short term investment                                              $0             $91,187
              -------------------------------------------------------------------------          -------------       -------------
11                   Proceeds from sale of fixed assets/Inventory  (2)                               $413,007          $9,566,768
              -------------------------------------------------------------------------          -------------       -------------
12                   Miscellaneous refund                                                             $65,555            $272,045
              -------------------------------------------------------------------------          -------------       -------------
13                   Void cashiers checks paid for pre-petition liabilities                          $276,000            $276,000
              -------------------------------------------------------------------------          -------------       -------------
14                   TOTAL CASH RECEIPTS                                                           $1,063,942         $15,874,089
                                                                                                 -------------       -------------
     CASH DISBURSEMENTS
15            Payments for Inventory
                                                                                                 -------------       -------------
16            Selling
                                                                                                 -------------       -------------
17            Administrative                                                                         $249,800         $10,166,911
                                                                                                 -------------       -------------
18            Capital Expenditures
                                                                                                 -------------       -------------
19            Principal Payments on Debt
                                                                                                 -------------       -------------
20            Interest Paid
                                                                                                 -------------       -------------
              Rent/Lease:
21                   Personal Property
                                                                                                 -------------       -------------
22                   Real Property                                                                    $17,437          $4,114,574
                                                                                                 -------------       -------------
              Amount Paid to Owner(s)/Officer(s)
23                   Salaries                                                                                            $222,327
                                                                                                 -------------       -------------
24                   Draws
                                                                                                 -------------       -------------
25                   Commissions/Royalties
                                                                                                 -------------       -------------
26                   Expense Reimbursements                                                                                $7,618
                                                                                                 -------------       -------------
27                   Other (includes Retention Bonuses)                                                                  $142,897
                                                                                                 -------------       -------------
28            Salaries/Commissions (less employee withholding)                                       $204,396          $3,766,336
                                                                                                 -------------       -------------
29            Management Fees
                                                                                                 -------------       -------------
              Taxes:
30                   Employee Withholding                                                                              $2,399,779
                                                                                                 -------------       -------------
31                   Employer Payroll Taxes                                                                              $351,492
                                                                                                 -------------       -------------
32                   Real Property Taxes                                                                                 $237,230
                                                                                                 -------------       -------------
33                   Other Taxes                                                                      $35,910            $225,961
                                                                                                 -------------       -------------
34            Other Cash Outflows:
                                                                                                 -------------       -------------
35                   ESPP refund                                                                                         $512,394
                     ------------------------------------------------------------------          -------------       -------------
36                   Employee Expense Reimbursements                                                   $3,003            $221,298
                     ------------------------------------------------------------------          -------------       -------------
37                   Severance                                                                                           $448,842
                     ------------------------------------------------------------------          -------------       -------------
38                   Reverse the unrealized gain for Packeteer Shares (1)                              $7,659          $1,536,092
                     ------------------------------------------------------------------          -------------       -------------
39                   Retention Bonus                                                                                     $838,713
                     ------------------------------------------------------------------          -------------       -------------
40                   Professional fees paid for services in connection with Chp 11 case              $451,508          $1,701,473
                     ------------------------------------------------------------------          -------------       -------------
41                   U.S. Trustee Quarterly Fees                                                      $10,500             $21,500
                     ------------------------------------------------------------------          -------------       -------------
42                   Expenses for Pre-petition liabilities (3)                                       $750,000            $750,000
                     ------------------------------------------------------------------          -------------       -------------
43                   Settlement Charges                                                              $447,073            $447,073
                     ------------------------------------------------------------------          -------------       -------------
44                   TOTAL CASH DISBURSEMENTS:                                                     $2,177,286         $28,112,510
                                                                                                 -------------       -------------
45   NET INCREASE (DECREASE) IN CASH                                                              ($1,113,344)       ($12,238,421)
                                                                                                 -------------       -------------
46   CASH BALANCE, BEGINNING OF PERIOD                                                           $176,205,919        $187,330,996
                                                                                                 -------------       -------------
47   CASH BALANCE, END OF PERIOD                                                                 $175,092,575        $175,092,575
                                                                                                 =============       =============

NOTES:
     (1) Adjustment to the Packeteer Stock for changes in market value from the petition date to the date of this report.
     (2) The amount represents 50% of the proceeds received from the Company's public auction on 11/27/01.
     (3) Reduction of restricted cash - Surety Bonds.

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 01/31/02

      CASH FLOWS FROM OPERATING ACTIVITIES                                                            ACTUAL          CUMULATIVE
                                                                                                   CURRENT MONTH    (CASE TO DATE)
                                                                                                   -------------    --------------
1            Cash Received from Sales                                                                                   $761,113
                                                                                                   -------------    -------------
2            Rent/Leases Collected
                                                                                                   -------------    -------------
3            Interest Received                                                                         $208,620       $2,325,708
                                                                                                   -------------    -------------
4            Cash Paid to Suppliers
                                                                                                   -------------    -------------
5            Cash Paid for Selling Expenses
                                                                                                   -------------    -------------
6            Cash Paid for Administrative Expenses                                                     $249,800      $10,166,911
                                                                                                   -------------    -------------
             Cash Paid for Rents/Leases:
7                 Personal Property
                                                                                                   -------------    -------------
8                 Real Property                                                                         $17,437       $4,114,574
                                                                                                   -------------    -------------
9            Cash Paid for Interest
                                                                                                   -------------    -------------
10           Cash Paid for Net Payroll and Benefits                                                    $204,396       $3,766,336
                                                                                                   -------------    -------------
             Cash Paid to Owner(s)/Officer(s)
11                Salaries                                                                                              $222,327
                                                                                                   -------------    -------------
12                Draws
                                                                                                   -------------    -------------
13                Commissions/Royalties
                                                                                                   -------------    -------------
14                Expense Reimbursements                                                                                  $7,618
                                                                                                   -------------    -------------
15                Other (includes Retention Bonuses)                                                                    $142,897
                                                                                                   -------------    -------------
             Cash Paid for Taxes Paid/Deposited to Tax Acct.
16                Employer Payroll Tax                                                                                  $351,492
                                                                                                   -------------    -------------
17                Employee Withholdings                                                                               $2,399,779
                                                                                                   -------------    -------------
18                Real Property Taxes                                                                                   $237,230
                                                                                                   -------------    -------------
19                Other Taxes                                                                           $35,910         $225,961
                                                                                                   -------------    -------------
20           Cash Paid for General Expenses
                                                                                                   -------------    -------------
21           Other cash inflows:
             ---------------------------------------------------------------------------------     -------------    -------------
22                Legal settlement                                                                                        $9,000
             ---------------------------------------------------------------------------------     -------------    -------------
23                Proceeds from sale of common stock in Packeteer, Inc.                                               $1,810,635
             ---------------------------------------------------------------------------------     -------------    -------------
24                Interest accrued on government strip                                                 $100,760         $761,633
             ---------------------------------------------------------------------------------     -------------    -------------
25                Unrealized gain on short term investment                                                   $0          $91,187
             ---------------------------------------------------------------------------------     -------------    -------------
26                Proceeds from sale of fixed assets/Inventory  (2)                                    $413,007       $9,566,768
             ---------------------------------------------------------------------------------     -------------    -------------
27                Miscellaneous refund                                                                  $65,555         $272,045
             ---------------------------------------------------------------------------------     -------------    -------------
28                Void cashiers checks paid for pre-petition expenses                                  $276,000         $276,000
             ---------------------------------------------------------------------------------     -------------    -------------
             Other cash outflows:
             ---------------------------------------------------------------------------------     -------------    -------------
29                ESPP refund                                                                                           $512,394
             ---------------------------------------------------------------------------------     -------------    -------------
30                Employee expense reimbursement                                                         $3,003         $221,298
             ---------------------------------------------------------------------------------     -------------    -------------
31                Severance                                                                                             $448,842
             ---------------------------------------------------------------------------------     -------------    -------------
32                Reverse the unrealized gain on Packeteer shares (1)                                    $7,659       $1,536,092
             ---------------------------------------------------------------------------------     -------------    -------------
33                Retention Bonus                                                                                       $838,713
             ---------------------------------------------------------------------------------     -------------    -------------
34                Expenses for pre-petition liabilities (3)                                            $750,000         $750,000
             ---------------------------------------------------------------------------------     -------------    -------------
35                Settlement charges                                                                   $447,073         $447,073
             ---------------------------------------------------------------------------------     -------------    -------------
36                NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS        ($651,336)    ($10,515,448)
                                                                                                   -------------    -------------
      CASH FLOWS FROM REORGANIZATION ITEMS
37           Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                                   -------------    -------------
38           Professional Fees Paid for Services in Connection with Chp 11 Case                       ($451,508)     ($1,701,473)
                                                                                                   -------------    -------------
39           U.S. Trustee Quarterly Fees                                                               ($10,500)        ($21,500)
                                                                                                   -------------    -------------
40
             ---------------------------------------------------------------------------------     -------------    -------------
41                NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                    ($462,008)     ($1,722,973)
                                                                                                   -------------    -------------
42    NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                    ($1,113,344)    ($12,238,421)
                                                                                                   -------------    -------------
      CASH FLOWS FROM INVESTING ACTIVITIES
43           Capital Expenditures
                                                                                                   -------------    -------------
44           Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                                   -------------    -------------
45
             ---------------------------------------------------------------------------------     -------------    -------------
46                NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                           $0               $0
                                                                                                   -------------    -------------
      CASH FLOWS FROM FINANCING ACTIVITIES
47           Net Borrowings (Except Insiders)
                                                                                                   -------------    -------------
48           Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                                   -------------    -------------
49           Capital Contributions
                                                                                                   -------------    -------------
50           Principal Payments
                                                                                                   -------------    -------------
51
             ---------------------------------------------------------------------------------     -------------    -------------
52                NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                           $0               $0
                                                                                                   -------------    -------------
53    NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                          ($1,113,344)    ($12,238,421)
                                                                                                   -------------    -------------
54    CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                              $176,205,919     $187,330,996
                                                                                                   -------------    -------------
55    CASH AND CASH EQUIVALENTS AT END OF MONTH                                                    $175,092,575     $175,092,575
                                                                                                   =============    =============

NOTES:
      (1) Adjustment to the Packeteer Stock for changes in market value from the petition date to the date of this report.
      (2) The amount represents 50% of the proceeds received from the Company's public auction on 11/27/01.

      (3) Reduction of restricted cash - Surety Bonds.

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: Metricom DC., L.L.C.            Case No.                         01-53300

                                       CHAPTER 11
                                       MONTHLY OPERATING REPORT
                                       (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED: Jan-02                                  PETITION DATE: 07/02/01

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
    Dollars reported in   $1

                                                          END OF CURRENT         END OF PRIOR           AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                              MONTH                MONTH                 FILING (1)
                                                          --------------         ------------           --------------
    a.  Current Assets                                               $0                    $0
                                                           ------------          ------------
    b.  Total Assets                                           $747,656              $747,656            $180,022,607
                                                           ------------          ------------            ------------
    c.  Current Liabilities                                     $35,937               $35,937
                                                           ------------          ------------
    d.  Total Liabilities                                  $173,372,224          $173,372,224            $180,367,549
                                                           ------------          ------------            ------------

3.  STATEMENT OF CASH RECEIPTS &                                                                          CUMULATIVE
      DISBURSEMENTS FOR MONTH                             CURRENT MONTH           PRIOR MONTH           (CASE TO DATE)
                                                          -------------          ------------           --------------
    a.  Total Receipts                                               $0                    $0                      $0
                                                           ------------          ------------            ------------
    b.  Total Disbursements                                          $0                    $0                      $0
                                                           ------------          ------------            ------------
    c.  Excess (Deficiency) of Receipts
          Over Disbursements (a - b)                                 $0                    $0                      $0
                                                           ------------          ------------            ------------
    d.  Cash Balance Beginning of Month                              $0                    $0                      $0
                                                           ------------          ------------            ------------
    e.  Cash Balance End of Month (c + d)                            $0                    $0                      $0
                                                           ------------          ------------            ------------

                                                                                                          CUMULATIVE
                                                          CURRENT MONTH          PRIOR MONTH            (CASE TO DATE)
                                                          -------------         -------------           --------------
4.  PROFIT/(LOSS) FROM THE STATEMENT
       OF OPERATIONS                                                 $0         ($179,164,338)           ($179,164,338)
                                                           ------------         -------------           -------------
5.  ACCOUNT RECEIVABLES (PRE AND POST
       PETITION)                                                     $0                    $0
                                                           ------------         -------------
6.  POST-PETITION LIABILITIES                                   $35,937               $35,937
                                                           ------------         -------------
7.  PAST DUE POST-PETITION ACCOUNT
       PAYABLES (OVER 30 DAYS)                                       $0                    $0
                                                           ------------         -------------

    AT THE END OF THIS REPORTING MONTH:                                                               YES         NO
    -----------------------------------                                                               ---         ---
8.  Have any payments been made on pre-petition debt, other than payments in the normal                            X
    course to secured creditors or lessors? (if yes, attach listing including date of                 ---         ---
    payment, amount of payment and name of payee)
9.  Have any payments been made to professionals?  (if yes, attach listing including date of                       X
    payment, amount of payment and name of payee)                                                     ---         ---
10. If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                                      ---         ---
11. Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                          X
    attach listing including date of payment, amount and reason for payment, and name of payee)       ---         ---
12. Is the estate insured for replacement cost of assets and for general liability?                    X
                                                                                                      ---         ---
13. Are a plan and disclosure statement on file?                                                                   X
                                                                                                      ---         ---
14. Was there any post-petition borrowing during this reporting period?                                            X
                                                                                                      ---         ---

15. Check if paid: Post-petition taxes     ;    U.S. Trustee Quarterly Fees     ;  Check if filing is current for: Post-petition
                                       ----                                 ----
    tax reporting and tax returns:    .
                                   ----

    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

NOTES:
    (1) AS FILED WITH THE BANKRUPTCY COURT IN THE DEBTOR'S SCHEDULE OF ASSETS AND LIABILITIES.


I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 02/14/02                     /s/ Eugene A. Reilly
     -------------                 ---------------------------------------------
                                   Responsible Individual

                             STATEMENT OF OPERATIONS
                             (General Business Case)
                          For the Month Ended 01/31/02

            CURRENT MONTH
---------------------------------------
                                                                                                         CUMULATIVE    NEXT MONTH
   ACTUAL        FORECAST      VARIANCE                                                                (CASE TO DATE)   FORECAST
   ------        --------      --------                                                                --------------  -----------
                                               REVENUES:
         $0          $0           $0        1   Gross Sales                                                       $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0        2   less: Sales Returns & Allowances                                  $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0        3   Net Sales                                                         $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0        4   less: Cost of Goods Sold    (Schedule "B")                        $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0        5   Gross Profit                                                      $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0        6   Interest                                                          $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0        7   Other Income:                                                     $0       $0
------------      -------      -------                           ------------------------------        -------------    -------
         $0          $0           $0        8                                                                     $0       $0
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0          $0           $0        9                                                                     $0       $0
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0          $0           $0       10      TOTAL REVENUES                                                 $0       $0
------------      -------      -------                                                                 -------------    -------
                                               EXPENSES:
         $0          $0           $0       11   Compensation to Owner(s)/Officer(s)                               $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       12   Salaries                                                          $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       13   Commissions                                                       $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       14   Contract Labor                                                    $0       $0
------------      -------      -------                                                                 -------------    -------
                                                Rent/Lease:
         $0          $0           $0       15     Personal Property                                               $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       16     Real Property                                                   $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       17   Insurance                                                         $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       18   Management Fees                                                   $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       19   Depreciation                                                      $0       $0
------------      -------      -------                                                                 -------------    -------
                                                Taxes:
         $0          $0           $0       20     Employer Payroll Taxes                                          $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       21     Real Property Taxes                                             $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       22     Other Taxes                                                     $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       23   Other Selling                                                     $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       24   Other Administrative                                              $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       25   Interest                                                          $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       26   Other Expenses:                                                   $0       $0
------------      -------      -------                          -------------------------------        -------------    -------
         $0          $0           $0       27                                                                     $0       $0
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0          $0           $0       28                                                                     $0       $0
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0          $0           $0       29                                                                     $0       $0
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0          $0           $0       30                                                                     $0       $0
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0)         $0           $0       31                                                                     $0       $0
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0          $0           $0       32                                                                     $0       $0
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0          $0           $0       33                                                                     $0       $0
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0          $0           $0       34                                                                     $0       $0
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0          $0           $0       35      TOTAL EXPENSES                                                 $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       36  SUBTOTAL                                                           $0       $0
------------      -------      -------                                                                 -------------    -------
                                               REORGANIZATION ITEMS:
         $0          $0           $0       37   Professional Fees                                                 $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       38   Provisions for Rejected Executory Contracts                       $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       39   Interest Earned on Accumulated Cash from                          $0       $0
------------      -------      -------          Resulting Chp 11 Case                                  -------------    -------
         $0          $0           $0       40   Gain or (Loss) from Sale of Equipment(1)               ($179,164,338)      $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       41   U.S. Trustee Quarterly Fees                                       $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       42                                                                     $0       $0
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0          $0           $0       43        TOTAL REORGANIZATION ITEMS                        ($179,164,338)      $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       44   NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES         ($179,164,338)      $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       45   Federal & State Income Taxes                                      $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       46   NET PROFIT (LOSS)                                      ($179,164,338)      $0
============      =======      =======                                                                 =============    =======

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

NOTE:
(1) To record the loss on the sale of assets to Aerie Networks.

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 01/31/02

           ASSETS
                                                                                           FROM SCHEDULES              BOOK VALUE
                                                                                           --------------             ------------
                 CURRENT ASSETS

        1              Cash, cash equivalents - unrestricted                                                                    $0
                                                                                                                      -------------
        2              Cash, cash equivalents - restricted                                                                      $0
                                                                                                                      -------------
        3              Accounts receivable (net)                                                  A                             $0
                                                                                                                      -------------
        4              Inventory                                                                  B                             $0
                                                                                                                      -------------
        5              Prepaid expenses                                                                                         $0
                                                                                                                      -------------
        6              Professional retainers                                                                                   $0
                                                                                                                      -------------
        7              Other:                                                                                                   $0
                                ------------------------------------------------------                                -------------
        8                                                                                                                       $0
                       ---------------------------------------------------------------                                -------------
        9                       TOTAL CURRENT ASSETS                                                                            $0
                                                                                                                      -------------
                 PROPERTY AND EQUIPMENT (BOOK VALUE)

       10              Real property                                                              C                             $0
                                                                                                                      -------------
       11              Machinery and equipment                                                    D                             $0
                                                                                                                      -------------
       12              Furniture and fixtures                                                     D                             $0
                                                                                                                      -------------
       13              Office equipment                                                           D                             $0
                                                                                                                      -------------
       14              Leasehold improvements                                                     D                             $0
                                                                                                                      -------------
       15              Vehicles                                                                   D                             $0
                                                                                                                      -------------
       16              Other:                                                                     D                             $0
                                ------------------------------------------------------                                -------------
       17                                                                                         D
                       ---------------------------------------------------------------                                -------------
       18                                                                                         D
                       ---------------------------------------------------------------                                -------------
       19                                                                                         D
                       ---------------------------------------------------------------                                -------------
       20                                                                                         D
                       ---------------------------------------------------------------                                -------------
       21                       TOTAL PROPERTY AND EQUIPMENT                                                                    $0
                                                                                                                      -------------
                 OTHER ASSETS

       22              Loans to shareholders                                                                                    $0
                                                                                                                      -------------
       23              Loans to affiliates                                                                                      $0
                                                                                                                      -------------
       24              Intercompany-Metricon Inc., the parent company                                                     $747,656
                       ---------------------------------------------------------------                                -------------
       25
                       ---------------------------------------------------------------                                -------------
       26
                       ---------------------------------------------------------------                                -------------
       27
                       ---------------------------------------------------------------                                -------------
       28                       TOTAL OTHER ASSETS                                                                        $747,656
                                                                                                                      -------------
       29                       TOTAL ASSETS                                                                              $747,656
                                                                                                                      =============

           NOTE:
                Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                Book value of assets has been reported above. No valuation of the Debtor's assets has been made at this time.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

           LIABILITIES FROM SCHEDULES

                 POST-PETITION

                       CURRENT LIABILITIES

       30                       Salaries and wages                                                                            $0
                                                                                                                    -------------
       31                       Payroll taxes                                                                                 $0
                                                                                                                    -------------
       32                       Real and personal property taxes                                                              $0
                                                                                                                    -------------
       33                       Income taxes                                                                                  $0
                                                                                                                    -------------
       34                       Sales taxes                                                                              $35,937
                                                                                                                    -------------
       35                       Notes payable (short term)                                                                    $0
                                                                                                                    -------------
       36                       Accounts payable (trade)                                                   A                  $0
                                                                                                                    -------------
       37                       Real property lease arrearage                                                                 $0
                                                                                                                    -------------
       38                       Personal property lease arrearage                                                              $0
                                                                                                                    -------------
       39                       Accrued professional fees                                                                     $0
                                                                                                                    -------------
       40                       Current portion of long-term post-petition debt (due within 12 months)                        $0
                                                                                                                    -------------
       41                       Other:
                                             ---------------------------------------------------------              -------------
       42
                                ----------------------------------------------------------------------              -------------
       43
                                ----------------------------------------------------------------------              -------------
       44                       TOTAL CURRENT LIABILITIES                                                                $35,937
                                                                                                                    -------------
       45              LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                   $0
                                                                                                                    -------------
       46                       TOTAL POST-PETITION LIABILITIES                                                          $35,937
                                                                                                                    -------------
                 PRE-PETITION LIABILITIES (ALLOWED AMOUNT) -- SEE PAGE 7 OF 9

       47                       Secured claims                                                             F                  $0
                                                                                                                    -------------
       48                       Priority unsecured claims                                                  F           ($284,146)
                                                                                                                    -------------
       49                       General unsecured claims(1)                                                F        $173,620,433
                                                                                                                    -------------
       50                       TOTAL PRE-PETITION LIABILITIES                                                      $173,336,287
                                                                                                                    -------------
       51                       TOTAL LIABILITIES                                                                   $173,372,224
                                                                                                                    -------------
           EQUITY (DEFICIT)
       52              Retained Earnings/(Deficit) at time of filing(1)                                               $1,354,797
                                                                                                                    -------------
       53              Capital Stock                                                                                  $5,184,973
                                                                                                                    -------------
       54              Additional paid-in capital
                                                                                                                    -------------
       55              Cumulative profit/(loss) since filing of case                                                ($179,164,338)
                                                                                                                    -------------
       56              Post-petition contributions/(distributions) or (draws)
                                                                                                                    -------------
       57
                                ------------------------------------------------------------------                  -------------
       58              Market value adjustment
                                                                                                                    -------------
       59                       TOTAL EQUITY (DEFICIT)                                                              ($172,624,568)
                                                                                                                    -------------
       60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                        $747,656
                                                                                                                    =============


           NOTE:  (1) Prior year adjustment retroactive to 12/31/00 due to the change in the management fee charged by Metricom Inc., the Debtor's parent company.

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                              ACCOUNTS RECEIVABLE          ACCOUNTS PAYABLE                 PAST DUE
RECEIVABLES AND PAYABLES AGINGS             [PRE AND POST PETITION]         [POST PETITION]             POST PETITION DEBT
-------------------------------             -----------------------        ----------------             ------------------
     0 -30 Days                                              $0                       $0
                                             -------------------          ---------------
     31-60 Days                                              $0                       $0
                                             -------------------          ---------------
     61-90 Days                                              $0                       $0                            $0
                                             -------------------          ---------------                    ----------
     91+ Days                                                $0                       $0
                                             -------------------          ---------------
     Total accounts receivable/payable                       $0                       $0
                                             -------------------          ===============
     Allowance for doubtful accounts                         $0
                                             -------------------
     Accounts receivable (net)                               $0
                                             ===================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                                                      COST OF GOODS SOLD
----------------------------------                                                      ------------------
                                                 INVENTORY(IES)
                                                   BALANCE AT
                                                  END OF MONTH      INVENTORY BEGINNING OF MONTH                                 $0
                                                                                                                         -----------
                                                                    Add -
  Retail/Restaurants -                                                Net purchase                                               $0
                                                                                                                         -----------
    Product for resale                                       $0       Direct labor                                               $0
                                              -------------------                                                        -----------
                                                                      Manufacturing overhead                                     $0
                                                                                                                         -----------
  Distribution -                                                      Freight in                                                 $0
                                                                                                                         -----------
    Products for resale                                       $0      Other:                                                     $0
                                              -------------------                                                        -----------

                                                                    -------------------------------------------------    -----------
  Manufacturer -
                                                                    -------------------------------------------------    -----------
    Raw Materials                                             $0
                                              -------------------
    Work-in-progress                                          $0    Less -
                                              -------------------
    Finished goods                                            $0      Inventory End of Month                                     $0
                                              -------------------                                                        -----------
                                                                      Shrinkage                                                  $0
                                                                                                                         -----------
  Other - Explain                                             $0      Personal Use                                               $0
                                              -------------------                                                        -----------

  --------------------------------------------
                                                                    Cost of Goods Sold                                           $0
  --------------------------------------------                                                                           ===========
      TOTAL                                                   $0
                                              ===================

  METHOD OF INVENTORY CONTROL                                       INVENTORY VALUATION METHODS
  Do you have a functioning perpetual inventory system?             Indicate by a checkmark method of inventory used.
                  Yes              No
                      -------         --------
  How often do you take a complete physical inventory?              Valuation methods -
                                                                        FIFO cost
                                                                                                                ---
    Weekly                                                              LIFO cost
                             ---------                                                                          ---
    Monthly                                                             Lower of cost or market
                             ---------                                                                          ---
    Quarterly                                                           Retail method
                             ---------                                                                          ---
    Semi-annually                                                       Other
                             ---------                                                                          ---
    Annually                                                              Explain
                             ---------
Date of last physical inventory was           Not Applicable
                                              -------------------   ----------------------------------------------------------------
Date of next physical inventory is            Not Applicable
                                              -------------------   ----------------------------------------------------------------

                                SCHEDULE C
                               REAL PROPERTY

Description                                                                               COST                    MARKET VALUE
                                                                                          ----                    ------------
        None                                                                                          $0                        $0
        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------
        Total                                                                                         $0                        $0
                                                                                 ========================     =====================

                                SCHEDULE D
                       OTHER DEPRECIABLE ASSETS(1)

Description                                                                               COST                   NET BOOK VALUE
                                                                                          ----                   --------------
Machinery & Equipment -

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------
        Total                                                                                         $0                        $0
                                                                                 ========================     =====================
Furniture & Fixtures -
        None                                                                                          $0                        $0
        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------
        Total                                                                                         $0                        $0
                                                                                 ========================     =====================
Office Equipment -

        None                                                                                          $0                        $0
        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------
        Total                                                                                         $0                        $0
                                                                                 ========================     =====================

Leasehold Improvements -

        None                                                                                          $0                        $0
        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------
        Total                                                                                         $0                        $0
                                                                                 ========================     =====================
Vehicles -

        None                                                                                          $0                        $0
        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------
        Total                                                                                         $0                        $0
                                                                                 ========================     =====================

NOTE:
        (1) Sale of assets to Aerie Networks.

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                              0-30 DAYS      31-60 DAYS      61-90 DAYS       91+ DAYS          TOTAL
FEDERAL                                 --------------- ---------------  -------------  ---------------   -------------
         Income Tax Withholding                                                                                     $0
                                        --------------- ---------------  -------------  ---------------   -------------
         FICA - Employee                                                                                            $0
                                        --------------- ---------------  -------------  ---------------   -------------
         FICA - Employer                                                                                            $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Unemployment (FUTA)                                                                                        $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Income                                                                                                     $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Other (Attach List)                                                                                        $0
                                        --------------- ---------------  -------------  ---------------   -------------
TOTAL FEDERAL TAXES                                 $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
STATE AND LOCAL
         Income Tax Withholding                                                                                     $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Unemployment (UT)                                                                                          $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Disability Insurance (DI)                                                                                  $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Empl. Training Tax (ETT)                                                                                   $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Sales                                                                $35,937                          $35,937
                                        --------------- ---------------  -------------  ---------------   -------------
         Excise                                                                                                     $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Real property(2)                                                                                           $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Personal property(2)                                                                                       $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Income                                                                                                     $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Other (Attach List)                                                                                        $0
                                        --------------- ---------------  -------------  ---------------   -------------
TOTAL STATE & LOCAL TAXES                           $0              $0        $35,937               $0         $35,937
                                        --------------- ---------------  -------------  ---------------   -------------
TOTAL TAXES                                         $0              $0        $35,937               $0         $35,937
                                        =============== ===============  =============  ===============   =============


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                  CLAIMED                ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                      AMOUNT(1)             AMOUNT(b)(2)
-------------------------------------------                    -------------          -------------
         Secured claims(a)                                               $0                     $0
                                                               -------------          -------------
         Priority claims other than taxes                                $0                     $0
                                                               -------------          -------------
         Priority tax claims                                        $25,122              $(284,146)
                                                               -------------          -------------
         General unsecured claims                              $180,342,426           $173,620,433
                                                               -------------          -------------

         (a)  List total amount of claims even if under secured.

         (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

         (1) As reported on the Schedule of Assets and Liabilities filed on July 27, 2001

         (2) As maintained on the Debtor's Balance Sheet at the Month End Close of July 31, 2001. This general unsecured claim represents an intercompany payable to Metricom, Inc. The change in the payable from the claimed amount to the allowed amount is due to certain accounting changes due to intercompany transactions. The allowed amount is an estimated amount and may include claims that are either contingent, disputed, and/or unliquidated. By stating this amount, the Debtor reserves its right to dispute any claim(s) which comprise this estimated allowed amount based on any grounds.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                             ACCOUNT 1             ACCOUNT 2             ACCOUNT 3             ACCOUNT 4
                                             ---------             ---------             ---------             ---------
Bank                                    Wells Fargo LLC
                                        --------------------- ---------------------  -------------------  ---------------------
Account Type                            General Banking
                                        --------------------- ---------------------  -------------------  ---------------------
Account No.                             4487-099655
                                        --------------------- ---------------------  -------------------  ---------------------
Account Purpose                         General Banking
                                        --------------------- ---------------------  -------------------  ---------------------
Balance, End of Month                                     $0
                                        --------------------- ---------------------  -------------------  ---------------------
Total Funds on Hand for all Accounts                      $0
                                        ---------------------

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 01/31/02

                                                                                                     Actual           Cumulative
                                                                                                 Current Month      (Case to Date)
                                                                                                 -------------      --------------
     CASH RECEIPTS
1             Rent/Leases Collected                                                                        $0                  $0
                                                                                                 -------------       -------------
2             Cash Received from Sales                                                                     $0                  $0
                                                                                                 -------------       -------------
3             Interest Received                                                                            $0                  $0
                                                                                                 -------------       -------------
4             Borrowings                                                                                   $0                  $0
                                                                                                 -------------       -------------
5             Funds from Shareholders, Partners, or Other Insiders                                         $0                  $0
                                                                                                 -------------       -------------
6             Capital Contributions                                                                        $0                  $0
                                                                                                 -------------       -------------
7
              -------------------------------------------------------------------------          -------------       -------------
8
              -------------------------------------------------------------------------          -------------       -------------
9
              -------------------------------------------------------------------------          -------------       -------------
10
              -------------------------------------------------------------------------          -------------       -------------
11
              -------------------------------------------------------------------------          -------------       -------------
12                   TOTAL CASH RECEIPTS                                                                   $0                  $0
                                                                                                 -------------       -------------
     CASH DISBURSEMENTS
13            Payments for Inventory
                                                                                                 -------------       -------------
14            Selling                                                                                      $0                  $0
                                                                                                 -------------       -------------
15            Administrative                                                                               $0                  $0
                                                                                                 -------------       -------------
16            Capital Expenditures                                                                         $0                  $0
                                                                                                 -------------       -------------
17            Principal Payments on Debt                                                                   $0                  $0
                                                                                                 -------------       -------------
18            Interest Paid                                                                                $0                  $0
                                                                                                 -------------       -------------
              Rent/Lease:
19                   Personal Property                                                                     $0                  $0
                                                                                                 -------------       -------------
20                   Real Property                                                                         $0                  $0
                                                                                                 -------------       -------------
              Amount Paid to Owner(s)/Officer(s)
21                   Salaries                                                                              $0                  $0
                                                                                                 -------------       -------------
22                   Draws                                                                                 $0                  $0
                                                                                                 -------------       -------------
23                   Commissions/Royalties                                                                 $0                  $0
                                                                                                 -------------       -------------
24                   Expense Reimbursements                                                                $0                  $0
                                                                                                 -------------       -------------
25                   Other                                                                                 $0                  $0
                                                                                                 -------------       -------------
26            Salaries/Commissions (less employee withholding)                                             $0                  $0
                                                                                                 -------------       -------------
27            Management Fees                                                                              $0                  $0
                                                                                                 -------------       -------------
              Taxes:
28                   Employee Withholding                                                                  $0                  $0
                                                                                                 -------------       -------------
29                   Employer Payroll Taxes                                                                $0                  $0
                                                                                                 -------------       -------------
30                   Real Property Taxes                                                                   $0                  $0
                                                                                                 -------------       -------------
31                   Other Taxes                                                                           $0                  $0
                                                                                                 -------------       -------------
32            Other Cash Outflows:                                                                         $0                  $0
                                                                                                 -------------       -------------
33
                     ------------------------------------------------------------------          -------------       -------------
34
                     ------------------------------------------------------------------          -------------       -------------
35
                     ------------------------------------------------------------------          -------------       -------------
36
                     ------------------------------------------------------------------          -------------       -------------
37
                     ------------------------------------------------------------------          -------------       -------------
38                   TOTAL CASH DISBURSEMENTS:                                                             $0                  $0
                                                                                                 -------------       -------------
39   NET INCREASE (DECREASE) IN CASH                                                                       $0                  $0
                                                                                                 -------------       -------------
40   CASH BALANCE, BEGINNING OF PERIOD                                                                     $0                  $0
                                                                                                 -------------       -------------
41   CASH BALANCE, END OF PERIOD                                                                           $0                  $0
                                                                                                 =============       =============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 01/31/02

      CASH FLOWS FROM OPERATING ACTIVITIES                                                            ACTUAL          CUMULATIVE
                                                                                                   CURRENT MONTH    (CASE TO DATE)
                                                                                                   -------------    --------------
1            Cash Received from Sales                                                                        $0               $0
                                                                                                   -------------    -------------
2            Rent/Leases Collected                                                                           $0               $0
                                                                                                   -------------    -------------
3            Interest Received                                                                               $0               $0
                                                                                                   -------------    -------------
4            Cash Paid to Suppliers                                                                          $0               $0
                                                                                                   -------------    -------------
5            Cash Paid for Selling Expenses                                                                  $0               $0
                                                                                                   -------------    -------------
6            Cash Paid for Administrative Expenses                                                           $0               $0
                                                                                                   -------------    -------------
             Cash Paid for Rents/Leases:
7                 Personal Property                                                                          $0               $0
                                                                                                   -------------    -------------
8                 Real Property                                                                              $0               $0
                                                                                                   -------------    -------------
9            Cash Paid for Interest                                                                          $0               $0
                                                                                                   -------------    -------------
10           Cash Paid for Net Payroll and Benefits                                                          $0               $0
                                                                                                   -------------    -------------
             Cash Paid to Owner(s)/Officer(s)
11                Salaries                                                                                   $0               $0
                                                                                                   -------------    -------------
12                Draws                                                                                      $0               $0
                                                                                                   -------------    -------------
13                Commissions/Royalties                                                                      $0               $0
                                                                                                   -------------    -------------
14                Expense Reimbursements                                                                     $0               $0
                                                                                                   -------------    -------------
15                Other                                                                                      $0               $0
                                                                                                   -------------    -------------
             Cash Paid for Taxes Paid/Deposited to Tax Acct.
16                Employer Payroll Tax                                                                       $0               $0
                                                                                                   -------------    -------------
17                Employee Withholdings                                                                      $0               $0
                                                                                                   -------------    -------------
18                Real Property Taxes                                                                        $0               $0
                                                                                                   -------------    -------------
19                Other Taxes                                                                                $0               $0
                                                                                                   -------------    -------------
20           Cash Paid for General Expenses                                                                  $0               $0
                                                                                                   -------------    -------------
21
             ---------------------------------------------------------------------------------     -------------    -------------
22
             ---------------------------------------------------------------------------------     -------------    -------------
23
             ---------------------------------------------------------------------------------     -------------    -------------
24
             ---------------------------------------------------------------------------------     -------------    -------------
25
             ---------------------------------------------------------------------------------     -------------    -------------
26
             ---------------------------------------------------------------------------------     -------------    -------------
27                NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS               $0               $0
                                                                                                   -------------    -------------
      CASH FLOWS FROM REORGANIZATION ITEMS

28           Interest Received on Cash Accumulated Due to Chp 11 Case                                        $0               $0
                                                                                                   -------------    -------------
29           Professional Fees Paid for Services in Connection with Chp 11 Case                              $0               $0
                                                                                                   -------------    -------------
30           U.S. Trustee Quarterly Fees                                                                     $0               $0
                                                                                                   -------------    -------------
31
             ---------------------------------------------------------------------------------     -------------    -------------
32                NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                           $0               $0
                                                                                                   -------------    -------------
33    NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                             $0               $0
                                                                                                   -------------    -------------
      CASH FLOWS FROM INVESTING ACTIVITIES
34           Capital Expenditures                                                                            $0               $0
                                                                                                   -------------    -------------
35           Proceeds from Sales of Capital Goods due to Chp 11 Case                                         $0               $0
                                                                                                   -------------    -------------
36
             ---------------------------------------------------------------------------------     -------------    -------------
37                NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                           $0               $0
                                                                                                   -------------    -------------
      CASH FLOWS FROM FINANCING ACTIVITIES
38           Net Borrowings (Except Insiders)                                                                $0               $0
                                                                                                   -------------    -------------
39           Net Borrowings from Shareholders, Partners, or Other Insiders                                   $0               $0
                                                                                                   -------------    -------------
40           Capital Contributions                                                                           $0               $0
                                                                                                   -------------    -------------
41           Principal Payments                                                                              $0               $0
                                                                                                   -------------    -------------
42
             ---------------------------------------------------------------------------------     -------------    -------------
43                NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                           $0               $0
                                                                                                   -------------    -------------
44    NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                   $0               $0
                                                                                                   -------------    -------------
45    CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                        $0               $0
                                                                                                   -------------    -------------
46    CASH AND CASH EQUIVALENTS AT END OF MONTH                                                              $0               $0
                                                                                                   =============    =============

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: Metricom Finance, Inc.          Case No.                         01-53297

                                       CHAPTER 11
                                       MONTHLY OPERATING REPORT
                                       (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED: Jan-02                                  PETITION DATE: 07/02/01

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
    Dollars reported in   $1

                                                          END OF CURRENT         END OF PRIOR           AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                              MONTH                MONTH                   FILING
                                                          --------------         ------------           --------------
    a.  Current Assets                                               $0                    $0
                                                           ------------          ------------
    b.  Total Assets                                                 $0                    $0                      $0
                                                           ------------          ------------            ------------
    c.  Current Liabilities                                          $0                    $0
                                                           ------------          ------------
    d.  Total Liabilities                                            $0                    $0                      $0
                                                           ------------          ------------            ------------

3.  STATEMENT OF CASH RECEIPTS &                                                                          CUMULATIVE
      DISBURSEMENTS FOR MONTH                             CURRENT MONTH           PRIOR MONTH           (CASE TO DATE)
                                                          -------------          ------------           --------------
    a.  Total Receipts                                               $0                    $0                      $0
                                                           ------------          ------------            ------------
    b.  Total Disbursements                                          $0                    $0                      $0
                                                           ------------          ------------            ------------
    c.  Excess (Deficiency) of Receipts
          Over Disbursements (a - b)                                 $0                    $0                      $0
                                                           ------------          ------------            ------------
    d.  Cash Balance Beginning of Month                              $0                    $0                      $0
                                                           ------------          ------------            ------------
    e.  Cash Balance End of Month (c + d)                            $0                    $0                      $0
                                                           ------------          ------------            ------------

                                                                                                          CUMULATIVE
                                                          CURRENT MONTH          PRIOR MONTH            (CASE TO DATE)
                                                          -------------         -------------           --------------
4.  PROFIT/(LOSS) FROM THE STATEMENT
       OF OPERATIONS                                                 $0                    $0                      $0
                                                           ------------         -------------           -------------
5.  ACCOUNT RECEIVABLES (PRE AND POST
       PETITION)                                                     $0                    $0
                                                           ------------         -------------
6.  POST-PETITION LIABILITIES                                        $0                    $0
                                                           ------------         -------------
7.  PAST DUE POST-PETITION ACCOUNT
       PAYABLES (OVER 30 DAYS)                                       $0                    $0
                                                           ------------         -------------

AT THE END OF THIS REPORTING MONTH:                                                                   YES         NO
                                                                                                      ---         ---
8.  Have any payments been made on pre-petition debt, other than payments in the normal                            X
    course to secured creditors or lessors? (if yes, attach listing including date of                 ---         ---
    payment, amount of payment and name of payee)

9.  Have any payments been made to professionals?  (if yes, attach listing including date of                       X
    payment, amount of payment and name of payee)                                                     ---         ---

10. If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                                      ---         ---
11. Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                          X
    attach listing including date of payment, amount and reason for payment, and name of payee)       ---         ---

12. Is the estate insured for replacement cost of assets and for general liability?                    X
                                                                                                      ---         ---
13. Are a plan and disclosure statement on file?                                                                   X
                                                                                                      ---         ---
14. Was there any post-petition borrowing during this reporting period?                                            X

15. Check if paid: Post-petition taxes    ;
                                      ----
    U.S. Trustee Quarterly Fees  x  ;
                               -----
    Check if filing is current for: Post-petition tax reporting and tax returns:    .
                                                                                ----

    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)


I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.



Date: 02/14/02                     /s/ Eugene A. Reilly
     -------------                 ---------------------------------------------
                                   Responsible Individual

                             STATEMENT OF OPERATIONS
                             (General Business Case)
                          For the Month Ended 01/31/02

            CURRENT MONTH
---------------------------------------
                                                                                                         CUMULATIVE    NEXT MONTH
   ACTUAL        FORECAST      VARIANCE                                                                (CASE TO DATE)   FORECAST
   ------        --------      --------                                                                --------------  -----------
                                               REVENUES:
         $0          $0           $0        1   Gross Sales                                                       $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0        2   less: Sales Returns & Allowances                                  $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0        3   Net Sales                                                         $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0        4   less: Cost of Goods Sold    (Schedule "B")                        $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0        5   Gross Profit                                                      $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0        6   Interest                                                          $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0        7   Other Income:                                                     $0       $0
------------      -------      -------                           ------------------------------        -------------    -------
                                            8
------------      -------      -------        -------------------------------------------------        -------------    -------
                                            9
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0          $0           $0       10      TOTAL REVENUES                                                 $0       $0
------------      -------      -------                                                                 -------------    -------
                                               EXPENSES:
         $0          $0           $0       11   Compensation to Owner(s)/Officer(s)                               $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       12   Salaries                                                          $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       13   Commissions                                                       $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       14   Contract Labor                                                    $0       $0
------------      -------      -------                                                                 -------------    -------
                                                Rent/Lease:
         $0          $0           $0       15     Personal Property                                               $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       16     Real Property                                                   $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       17   Insurance                                                         $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       18   Management Fees                                                   $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       19   Depreciation                                                      $0       $0
------------      -------      -------                                                                 -------------    -------
                                                Taxes:
         $0          $0           $0       20     Employer Payroll Taxes                                          $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       21     Real Property Taxes                                             $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       22     Other Taxes                                                     $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       23   Other Selling                                                     $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       24   Other Administrative                                              $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       25   Interest                                                          $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       26   Other Expenses:                                                   $0       $0
------------      -------      -------                          -------------------------------        -------------    -------
         $0          $0           $0       27                                                                     $0       $0
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0          $0           $0       28                                                                     $0       $0
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0          $0           $0       29                                                                     $0       $0
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0          $0           $0       30                                                                     $0       $0
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0          $0           $0       31                                                                     $0       $0
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0          $0           $0       32                                                                     $0       $0
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0          $0           $0       33                                                                     $0       $0
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0          $0           $0       34                                                                     $0       $0
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0          $0           $0       35      TOTAL EXPENSES                                                 $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       36  SUBTOTAL                                                           $0       $0
------------      -------      -------                                                                 -------------    -------
                                               REORGANIZATION ITEMS:
         $0          $0           $0       37   Professional Fees                                                 $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       38   Provisions for Rejected Executory Contracts                       $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       39   Interest Earned on Accumulated Cash from                          $0       $0
------------      -------      -------          Resulting Chp 11 Case                                  -------------    -------
         $0          $0           $0       40   Gain or (Loss) from Sale of Equipment                             $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       41   U.S. Trustee Quarterly Fees                                       $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       42                                                                     $0       $0
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0          $0           $0       43        TOTAL REORGANIZATION ITEMS                                   $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       44   NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                    $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       45   Federal & State Income Taxes                                      $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       46   NET PROFIT (LOSS)                                                 $0       $0
============      =======      =======                                                                 =============    =======

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 01/31/02

           ASSETS
                                                                                           FROM SCHEDULES              BOOK VALUE
                                                                                           --------------             ------------
                 CURRENT ASSETS

        1              Cash, cash equivalents - unrestricted                                                                    $0
                                                                                                                      -------------
        2              Cash, cash equivalents - restricted                                                                      $0
                                                                                                                      -------------
        3              Accounts receivable (net)                                                  A                             $0
                                                                                                                      -------------
        4              Inventory                                                                  B                             $0
                                                                                                                      -------------
        5              Prepaid expenses                                                                                         $0
                                                                                                                      -------------
        6              Professional retainers                                                                                   $0
                                                                                                                      -------------
        7              Other:                                                                                                   $0
                                ------------------------------------------------------                                -------------
        8                                                                                                                       $0
                       ---------------------------------------------------------------                                -------------
        9                       TOTAL CURRENT ASSETS                                                                            $0
                                                                                                                      -------------
                 PROPERTY AND EQUIPMENT (MARKET VALUE)

       10              Real property                                                              C                             $0
                                                                                                                      -------------
       11              Machinery and equipment                                                    D                             $0
                                                                                                                      -------------
       12              Furniture and fixtures                                                     D                             $0
                                                                                                                      -------------
       13              Office equipment                                                           D                             $0
                                                                                                                      -------------
       14              Leasehold improvements                                                     D                             $0
                                                                                                                      -------------
       15              Vehicles                                                                   D                             $0
                                                                                                                      -------------
       16              Other:                                                                     D                             $0
                                ------------------------------------------------------                                -------------
       17                                                                                         D                             $0
                       ---------------------------------------------------------------                                -------------
       18                                                                                         D                             $0
                       ---------------------------------------------------------------                                -------------
       19                                                                                         D                             $0
                       ---------------------------------------------------------------                                -------------
       20                                                                                         D                             $0
                       ---------------------------------------------------------------                                -------------
       21                       TOTAL PROPERTY AND EQUIPMENT                                                                    $0
                                                                                                                      -------------
                 OTHER ASSETS

       22              Loans to shareholders                                                                                    $0
                                                                                                                      -------------
       23              Loans to affiliates                                                                                      $0
                                                                                                                      -------------
       24
                       ---------------------------------------------------------------                                -------------
       25
                       ---------------------------------------------------------------                                -------------
       26
                       ---------------------------------------------------------------                                -------------
       27
                       ---------------------------------------------------------------                                -------------
       28                       TOTAL OTHER ASSETS                                                                              $0
                                                                                                                      -------------
       29                       TOTAL ASSETS                                                                                    $0
                                                                                                                      =============

           NOTE:
                 Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

           LIABILITIES FROM SCHEDULES

                 POST-PETITION

                       CURRENT LIABILITIES

       30                       Salaries and wages                                                                            $0
                                                                                                                    -------------
       31                       Payroll taxes                                                                                 $0
                                                                                                                    -------------
       32                       Real and personal property taxes                                                              $0
                                                                                                                    -------------
       33                       Income taxes                                                                                  $0
                                                                                                                    -------------
       34                       Sales taxes                                                                                   $0
                                                                                                                    -------------
       35                       Notes payable (short term)                                                                    $0
                                                                                                                    -------------
       36                       Accounts payable (trade)                                                   A                  $0
                                                                                                                    -------------
       37                       Real property lease arrearage                                                                 $0
                                                                                                                    -------------
       38                       Personal property lease arrearage                                                             $0
                                                                                                                    -------------
       39                       Accrued professional fees                                                                     $0
                                                                                                                    -------------
       40                       Current portion of long-term post-petition debt (due within 12 months)                        $0
                                                                                                                    -------------
       41                       Other:                                                                                        $0
                                             ---------------------------------------------------------              -------------
       42
                                ----------------------------------------------------------------------              -------------
       43
                                ----------------------------------------------------------------------              -------------
       44                       TOTAL CURRENT LIABILITIES                                                                     $0
                                                                                                                    -------------
       45              LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                   $0
                                                                                                                    -------------
       46                       TOTAL POST-PETITION LIABILITIES                                                               $0
                                                                                                                    -------------
                 PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

       47                       Secured claims                                                             F                  $0
                                                                                                                    -------------
       48                       Priority unsecured claims                                                  F                  $0
                                                                                                                    -------------
       49                       General unsecured claims                                                   F                  $0
                                                                                                                    -------------
       50                       TOTAL PRE-PETITION LIABILITIES                                                                $0
                                                                                                                    -------------
       51                       TOTAL LIABILITIES                                                                             $0
                                                                                                                    -------------
           Equity (Deficit)
       52              Retained Earnings/(Deficit) at time of filing                                                          $0
                                                                                                                    -------------
       53              Capital Stock                                                                                          $0
                                                                                                                    -------------
       54              Additional paid-in capital                                                                             $0
                                                                                                                    -------------
       55              Cumulative profit/(loss) since filing of case                                                          $0
                                                                                                                    -------------
       56              Post-petition contributions/(distributions) or (draws)                                                 $0
                                                                                                                    -------------
       57
                                ------------------------------------------------------------------                  -------------
       58              Market value adjustment                                                                                $0
                                                                                                                    -------------
       59                       TOTAL EQUITY (DEFICIT)                                                                        $0
                                                                                                                    -------------
       60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                             $0
                                                                                                                    =============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                              ACCOUNTS RECEIVABLE          ACCOUNTS PAYABLE                 PAST DUE
RECEIVABLES AND PAYABLES AGINGS             [PRE AND POST PETITION]         [POST PETITION]             POST PETITION DEBT
-------------------------------             -----------------------        ----------------             ------------------
      0-30 Days                                              $0                       $0
                                             -------------------          ---------------
     31-60 Days                                              $0                       $0
                                             -------------------          ---------------
     61-90 Days                                              $0                       $0                            $0
                                             -------------------          ---------------                    ----------
     91+ Days                                                $0                       $0
                                             -------------------          ---------------
     Total accounts receivable/payable                       $0                       $0
                                             -------------------          ===============
     Allowance for doubtful accounts                         $0
                                             -------------------
     Accounts receivable (net)                               $0
                                             ===================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                                                      COST OF GOODS SOLD
----------------------------------                                                      ------------------
                                                 INVENTORY(IES)
                                                   BALANCE AT
                                                  END OF MONTH      INVENTORY BEGINNING OF MONTH                                 $0
                                                                                                                         -----------
                                                                    Add -
  Retail/Restaurants -                                                Net purchase                                               $0
                                                                                                                         -----------
    Product for resale                                        $0      Direct labor                                               $0
                                              -------------------                                                        -----------
                                                                      Manufacturing overhead                                     $0
                                                                                                                         -----------
  Distribution -                                                      Freight in                                                 $0
                                                                                                                         -----------
    Products for resale                                       $0      Other:                                                     $0
                                              -------------------                                                        -----------

                                                                    -------------------------------------------------    -----------
  Manufacturer -
                                                                    -------------------------------------------------    -----------
    Raw Materials                                             $0
                                              -------------------
    Work-in-progress                                          $0    Less -
                                              -------------------
    Finished goods                                            $0      Inventory End of Month                                     $0
                                              -------------------                                                        -----------
                                                                      Shrinkage                                                  $0
                                                                                                                         -----------
  Other - Explain                                             $0      Personal Use                                               $0
                                              -------------------                                                        -----------

  --------------------------------------------
                                                                    Cost of Goods Sold                                           $0
  --------------------------------------------                                                                           ===========
      TOTAL                                                   $0
                                              ===================

  METHOD OF INVENTORY CONTROL                                       INVENTORY VALUATION METHODS
  Do you have a functioning perpetual inventory system?             Indicate by a checkmark method of inventory used.
                  Yes              No
                      -------         --------
  How often do you take a complete physical inventory?              Valuation methods -
                                                                        FIFO cost
                                                                                                                ---
    Weekly                                                              LIFO cost
                             ---------                                                                          ---
    Monthly                                                             Lower of cost or market
                             ---------                                                                          ---
    Quarterly                                                           Retail method
                             ---------                                                                          ---
    Semi-annually                                                       Other
                             ---------                                                                          ---
    Annually                                                              Explain
                             ---------
Date of last physical inventory was           Not Applicable
                                              -------------------   ----------------------------------------------------------------
Date of next physical inventory is            Not Applicable
                                              -------------------   ----------------------------------------------------------------

                                SCHEDULE C
                               REAL PROPERTY

Description                                                                               COST                    MARKET VALUE
                                                                                          ----                    ------------
        None                                                                                          $0                        $0
        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------
        Total                                                                                         $0                        $0
                                                                                 ========================     =====================

                                SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                               COST                   NET BOOK VALUE
                                                                                          ----                   --------------
Machinery & Equipment -
        None                                                                                           $0                        $0
        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------
        Total                                                                                         $0                        $0
                                                                                 ========================     =====================
Furniture & Fixtures -
        None                                                                                          $0                        $0
        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------
        Total                                                                                         $0                        $0
                                                                                 ========================     =====================
Office Equipment -

        None                                                                                          $0                        $0
        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------
        Total                                                                                         $0                        $0
                                                                                 ========================     =====================

Leasehold Improvements -

        None                                                                                          $0                        $0
        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------
        Total                                                                                         $0                        $0
                                                                                 ========================     =====================
Vehicles -

        None                                                                                          $0                        $0
        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------
        Total                                                                                         $0                        $0
                                                                                 ========================     =====================

NOTE:
        (1) Sale of assets to Aerie Networks.

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                              0-30 DAYS      31-60 DAYS      61-90 DAYS       91+ DAYS          TOTAL
FEDERAL                                 --------------- ---------------  -------------  ---------------   -------------
         Income Tax Withholding                     $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         FICA - Employee                            $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         FICA - Employer                            $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Unemployment (FUTA)                        $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Income                                     $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Other (Attach List)                        $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
TOTAL FEDERAL TAXES                                 $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
STATE AND LOCAL
         Income Tax Withholding                     $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Unemployment (UT)                          $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Disability Insurance (DI)                  $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Empl. Training Tax (ETT)                   $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Sales                                      $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Excise                                     $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Real property                              $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Personal property                          $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Income                                     $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Other (Attach List)                        $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
TOTAL STATE & LOCAL TAXES                           $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
TOTAL TAXES                                         $0              $0             $0               $0              $0
                                        =============== ===============  =============  ===============   =============


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                  CLAIMED                ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                      AMOUNT (1)            AMOUNT (b)
-------------------------------------------                    -------------          -------------
         Secured claims  (a)                                             $0                     $0
                                                               -------------          -------------
         Priority claims other than taxes                                $0                     $0
                                                               -------------          -------------
         Priority tax claims                                             $0                     $0
                                                               -------------          -------------
         General unsecured claims                                        $0                     $0
                                                               -------------          -------------


         (a)  List total amount of claims even if under secured.

         (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                             ACCOUNT 1             ACCOUNT 2             ACCOUNT 3             ACCOUNT 4
                                             ---------             ---------             ---------             ---------
Bank
                                        --------------------- ---------------------  -------------------  ---------------------
Account Type
                                        --------------------- ---------------------  -------------------  ---------------------
Account No.
                                        --------------------- ---------------------  -------------------  ---------------------
Account Purpose
                                        --------------------- ---------------------  -------------------  ---------------------
Balance, End of Month
                                        --------------------- ---------------------  -------------------  ---------------------
Total Funds on Hand for all Accounts                      $0
                                        =====================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.


02/

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 01/31/02

                                                                                                     Actual           Cumulative
                                                                                                 Current Month      (Case to Date)
                                                                                                 -------------      --------------
     CASH RECEIPTS
1             Rent/Leases Collected                                                                        $0                  $0
                                                                                                 -------------       -------------
2             Cash Received from Sales                                                                     $0                  $0
                                                                                                 -------------       -------------
3             Interest Received                                                                            $0                  $0
                                                                                                 -------------       -------------
4             Borrowings                                                                                   $0                  $0
                                                                                                 -------------       -------------
5             Funds from Shareholders, Partners, or Other Insiders                                         $0                  $0
                                                                                                 -------------       -------------
6             Capital Contributions                                                                        $0                  $0
                                                                                                 -------------       -------------
7
              -------------------------------------------------------------------------          -------------       -------------
8
              -------------------------------------------------------------------------          -------------       -------------
9
              -------------------------------------------------------------------------          -------------       -------------
10
              -------------------------------------------------------------------------          -------------       -------------
11
              -------------------------------------------------------------------------          -------------       -------------
12                   TOTAL CASH RECEIPTS                                                                   $0                  $0
                                                                                                 -------------       -------------
     CASH DISBURSEMENTS
13            Payments for Inventory                                                                       $0                  $0
                                                                                                 -------------       -------------
14            Selling                                                                                      $0                  $0
                                                                                                 -------------       -------------
15            Administrative                                                                               $0                  $0
                                                                                                 -------------       -------------
16            Capital Expenditures                                                                         $0                  $0
                                                                                                 -------------       -------------
17            Principal Payments on Debt                                                                   $0                  $0
                                                                                                 -------------       -------------
18            Interest Paid                                                                                $0                  $0
                                                                                                 -------------       -------------
              Rent/Lease:
19                   Personal Property                                                                     $0                  $0
                                                                                                 -------------       -------------
20                   Real Property                                                                         $0                  $0
                                                                                                 -------------       -------------
              Amount Paid to Owner(s)/Officer(s)
21                   Salaries                                                                              $0                  $0
                                                                                                 -------------       -------------
22                   Draws                                                                                 $0                  $0
                                                                                                 -------------       -------------
23                   Commissions/Royalties                                                                 $0                  $0
                                                                                                 -------------       -------------
24                   Expense Reimbursements                                                                $0                  $0
                                                                                                 -------------       -------------
25                   Other                                                                                 $0                  $0
                                                                                                 -------------       -------------
26            Salaries/Commissions (less employee withholding)                                             $0                  $0
                                                                                                 -------------       -------------
27            Management Fees                                                                              $0                  $0
                                                                                                 -------------       -------------
              Taxes:
28                   Employee Withholding                                                                  $0                  $0
                                                                                                 -------------       -------------
29                   Employer Payroll Taxes                                                                $0                  $0
                                                                                                 -------------       -------------
30                   Real Property Taxes                                                                   $0                  $0
                                                                                                 -------------       -------------
31                   Other Taxes                                                                           $0                  $0
                                                                                                 -------------       -------------
32            Other Cash Outflows:                                                                         $0                  $0
                                                                                                 -------------       -------------
33
                     ------------------------------------------------------------------          -------------       -------------
34
                     ------------------------------------------------------------------          -------------       -------------
35
                     ------------------------------------------------------------------          -------------       -------------
36
                     ------------------------------------------------------------------          -------------       -------------
37
                     ------------------------------------------------------------------          -------------       -------------
38                   TOTAL CASH DISBURSEMENTS:                                                             $0                  $0
                                                                                                 -------------       -------------
39   NET INCREASE (DECREASE) IN CASH                                                                       $0                  $0
                                                                                                 -------------       -------------
40   CASH BALANCE, BEGINNING OF PERIOD                                                                     $0                  $0
                                                                                                 -------------       -------------
41   CASH BALANCE, END OF PERIOD                                                                           $0                  $0
                                                                                                 =============       =============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 01/31/02

      CASH FLOWS FROM OPERATING ACTIVITIES                                                            ACTUAL          CUMULATIVE
                                                                                                   CURRENT MONTH    (CASE TO DATE)
                                                                                                   -------------    --------------
1            Cash Received from Sales                                                                        $0               $0
                                                                                                   -------------    -------------
2            Rent/Leases Collected                                                                           $0               $0
                                                                                                   -------------    -------------
3            Interest Received                                                                               $0               $0
                                                                                                   -------------    -------------
4            Cash Paid to Suppliers                                                                          $0               $0
                                                                                                   -------------    -------------
5            Cash Paid for Selling Expenses                                                                  $0               $0
                                                                                                   -------------    -------------
6            Cash Paid for Administrative Expenses                                                           $0               $0
                                                                                                   -------------    -------------
             Cash Paid for Rents/Leases:
7                 Personal Property                                                                          $0               $0
                                                                                                   -------------    -------------
8                 Real Property                                                                              $0               $0
                                                                                                   -------------    -------------
9            Cash Paid for Interest                                                                          $0               $0
                                                                                                   -------------    -------------
10           Cash Paid for Net Payroll and Benefits                                                          $0               $0
                                                                                                   -------------    -------------
             Cash Paid to Owner(s)/Officer(s)
11                Salaries                                                                                   $0               $0
                                                                                                   -------------    -------------
12                Draws                                                                                      $0               $0
                                                                                                   -------------    -------------
13                Commissions/Royalties                                                                      $0               $0
                                                                                                   -------------    -------------
14                Expense Reimbursements                                                                     $0               $0
                                                                                                   -------------    -------------
15                Other                                                                                      $0               $0
                                                                                                   -------------    -------------
             Cash Paid for Taxes Paid/Deposited to Tax Acct.
16                Employer Payroll Tax                                                                       $0               $0
                                                                                                   -------------    -------------
17                Employee Withholdings                                                                      $0               $0
                                                                                                   -------------    -------------
18                Real Property Taxes                                                                        $0               $0
                                                                                                   -------------    -------------
19                Other Taxes                                                                                $0               $0
                                                                                                   -------------    -------------
20           Cash Paid for General Expenses                                                                  $0               $0
                                                                                                   -------------    -------------
21
             ---------------------------------------------------------------------------------     -------------    -------------
22
             ---------------------------------------------------------------------------------     -------------    -------------
23
             ---------------------------------------------------------------------------------     -------------    -------------
24
             ---------------------------------------------------------------------------------     -------------    -------------
25
             ---------------------------------------------------------------------------------     -------------    -------------
26
             ---------------------------------------------------------------------------------     -------------    -------------
27                NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS               $0               $0
                                                                                                   -------------    -------------
      CASH FLOWS FROM REORGANIZATION ITEMS

28           Interest Received on Cash Accumulated Due to Chp 11 Case                                        $0               $0
                                                                                                   -------------    -------------
29           Professional Fees Paid for Services in Connection with Chp 11 Case                              $0               $0
                                                                                                   -------------    -------------
30           U.S. Trustee Quarterly Fees                                                                     $0               $0
                                                                                                   -------------    -------------
31
             ---------------------------------------------------------------------------------     -------------    -------------
32                NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                           $0               $0
                                                                                                   -------------    -------------
33    NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                             $0               $0
                                                                                                   -------------    -------------
      CASH FLOWS FROM INVESTING ACTIVITIES
34           Capital Expenditures                                                                            $0               $0
                                                                                                   -------------    -------------
35           Proceeds from Sales of Capital Goods due to Chp 11 Case                                         $0               $0
                                                                                                   -------------    -------------
36
             ---------------------------------------------------------------------------------     -------------    -------------
37                NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                           $0               $0
                                                                                                   -------------    -------------
      CASH FLOWS FROM FINANCING ACTIVITIES
38           Net Borrowings (Except Insiders)                                                                $0               $0
                                                                                                   -------------    -------------
39           Net Borrowings from Shareholders, Partners, or Other Insiders                                   $0               $0
                                                                                                   -------------    -------------
40           Capital Contributions                                                                           $0               $0
                                                                                                   -------------    -------------
41           Principal Payments                                                                              $0               $0
                                                                                                   -------------    -------------
42
             ---------------------------------------------------------------------------------     -------------    -------------
43                NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                           $0               $0
                                                                                                   -------------    -------------
44    NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                   $0               $0
                                                                                                   -------------    -------------
45    CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                        $0               $0
                                                                                                   -------------    -------------
46    CASH AND CASH EQUIVALENTS AT END OF MONTH                                                              $0               $0
                                                                                                   =============    =============

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: Metricom Investments DC, Inc.                    CASE NO.  01-53302

                                                        CHAPTER 11
                                                        MONTHLY OPERATING REPORT
                                                        (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED: Jan-02                                  PETITION DATE: 07/02/01

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
    Dollars reported in   $1

                                                          END OF CURRENT         END OF PRIOR           AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                              MONTH                MONTH                 FILING
                                                          --------------         ------------           --------------
    a.  Current Assets                                               $0                    $0
                                                           ------------          ------------
    b.  Total Assets                                                 $0                    $0                      $0
                                                           ------------          ------------            ------------
    c.  Current Liabilities                                          $0                    $0
                                                           ------------          ------------
    d.  Total Liabilities                                            $0                    $0                      $0
                                                           ------------          ------------            ------------

3.  STATEMENT OF CASH RECEIPTS &                                                                          CUMULATIVE
      DISBURSEMENTS FOR MONTH                             CURRENT MONTH           PRIOR MONTH           (CASE TO DATE)
                                                          -------------          ------------           --------------
    a.  Total Receipts                                               $0                    $0                      $0
                                                           ------------          ------------            ------------
    b.  Total Disbursements                                          $0                    $0                      $0
                                                           ------------          ------------            ------------
    c.  Excess (Deficiency) of Receipts
          Over Disbursements (a - b)                                 $0                    $0                      $0
                                                           ------------          ------------            ------------
    d.  Cash Balance Beginning of Month                              $0                    $0                      $0
                                                           ------------          ------------            ------------
    e.  Cash Balance End of Month (c + d)                            $0                    $0                      $0
                                                           ------------          ------------            ------------

                                                                                                          CUMULATIVE
                                                          CURRENT MONTH          PRIOR MONTH            (CASE TO DATE)
                                                          -------------         -------------           --------------
4.  PROFIT/(LOSS) FROM THE STATEMENT
       OF OPERATIONS                                                 $0                    $0                      $0
                                                           ------------         -------------           -------------
5.  ACCOUNT RECEIVABLES (PRE AND POST
       PETITION)                                                     $0                    $0
                                                           ------------         -------------
6.  POST-PETITION LIABILITIES                                        $0                    $0
                                                           ------------         -------------
7.  PAST DUE POST-PETITION ACCOUNT
       PAYABLES (OVER 30 DAYS)                                       $0                    $0
                                                           ------------         -------------

AT THE END OF THIS REPORTING MONTH:                                                                   YES         NO
                                                                                                      ---         ---
8.  Have any payments been made on pre-petition debt, other than payments in the normal                            X
    course to secured creditors or lessors? (if yes, attach listing including date of                 ---         ---
    payment, amount of payment and name of payee)

9.  Have any payments been made to professionals?  (if yes, attach listing including date of                       X
    payment, amount of payment and name of payee)                                                     ---         ---

10. If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                                      ---         ---
11. Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                          X
    attach listing including date of payment, amount and reason for payment, and name of payee)       ---         ---

12. Is the estate insured for replacement cost of assets and for general liability?                    X
                                                                                                      ---         ---
13. Are a plan and disclosure statement on file?                                                                   X
                                                                                                      ---         ---
14. Was there any post-petition borrowing during this reporting period?                                            X
                                                                                                                  ---
15. Check if paid: Post-petition taxes    ;
                                       ----

    U.S. Trustee Quarterly Fees     ;
                                ----

    Check if filing is current for: Post-petition tax reporting and tax returns:    .
                                                                                ----

    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)


I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 02/14/02                     /s/ Eugene A. Reilly
     -------------                 ---------------------------------------------
                                   Responsible Individual

                             STATEMENT OF OPERATIONS
                             (General Business Case)
                          For the Month Ended 01/31/02

            CURRENT MONTH
---------------------------------------
                                                                                                         CUMULATIVE    NEXT MONTH
   ACTUAL        FORECAST      VARIANCE                                                                (CASE TO DATE)   FORECAST
   ------        --------      --------                                                                --------------  -----------
                                               REVENUES:
         $0          $0           $0        1   Gross Sales                                                       $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0        2   less: Sales Returns & Allowances                                           $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0        3   Net Sales                                                         $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0        4   less: Cost of Goods Sold    (Schedule 'B')                        $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0            Gross Profit                                                      $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0        6   Interest                                                          $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0        7   Other Income:                                                     $0       $0
------------      -------      -------                           ------------------------------        -------------    -------
                                            8
------------      -------      -------        -------------------------------------------------        -------------    -------
                                            9
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0          $0           $0       10      TOTAL REVENUES                                                 $0       $0
------------      -------      -------                                                                 -------------    -------
                                               EXPENSES:
         $0          $0           $0       11   Compensation to Owner(s)/Officer(s)                               $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       12   Salaries                                                          $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       13   Commissions                                                       $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       14   Contract Labor                                                    $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0            Rent/Lease:                                                       $0       $0
                                           15     Personal Property
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       16     Real Property                                                   $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       17   Insurance                                                         $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       18   Management Fees                                                   $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       19   Depreciation                                                      $0       $0
------------      -------      -------                                                                 -------------    -------
                                                Taxes:
         $0          $0           $0       20     Employer Payroll Taxes                                          $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       21     Real Property Taxes                                             $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       22     Other Taxes                                                     $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       23   Other Selling                                                     $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       24   Other Administrative                                              $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       25   Interest Expense                                                  $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       26   Other Expenses:                                                   $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       27                                                                     $0       $0
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0          $0           $0       28                                                                     $0       $0
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0          $0           $0       29                                                                     $0       $0
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0          $0           $0       30                                                                     $0       $0
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0)         $0           $0       31                                                                     $0       $0
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0          $0           $0       32                                                                     $0       $0
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0          $0           $0       33                                                                     $0       $0
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0          $0           $0       34                                                                     $0       $0
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0          $0           $0       35      TOTAL EXPENSES                                                 $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       36  SUBTOTAL                                                           $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0           REORGANIZATION ITEMS:
                                           37   Professional Fees                                                 $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       38   Provisions for Rejected Executory Contracts                       $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       39   Interest Earned on Accumulated Cash from                          $0       $0
------------      -------      -------          Resulting Chp 11 Case                                  -------------    -------
         $0          $0           $0       40   Gain or (Loss) from Sale of Equipment                             $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       41   U.S. Trustee Quarterly Fees                                       $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       42                                                                     $0       $0
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0          $0           $0       43        TOTAL REORGANIZATION ITEMS                                   $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       44   NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                    $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       45   Federal & State Income Taxes                                      $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       46   NET PROFIT (LOSS)                                                 $0       $0
============      =======      =======                                                                 =============    =======

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 01/31/02

           ASSETS
                                                                                           FROM SCHEDULES              BOOK VALUE
                                                                                           --------------             ------------
                 CURRENT ASSETS

        1              Cash, cash equivalents - unrestricted                                                                    $0
                                                                                                                      -------------
        2              Cash, cash equivalents - restricted                                                                      $0
                                                                                                                      -------------
        3              Accounts receivable (net)                                                  A                             $0
                                                                                                                      -------------
        4              Inventory                                                                  B                             $0
                                                                                                                      -------------
        5              Prepaid expenses                                                                                         $0
                                                                                                                      -------------
        6              Professional retainers                                                                                   $0
                                                                                                                      -------------
        7              Other:                                                                                                   $0
                                ------------------------------------------------------                                -------------
        8
                       ---------------------------------------------------------------                                -------------
        9                       TOTAL CURRENT ASSETS                                                                            $0
                                                                                                                      -------------
                 PROPERTY AND EQUIPMENT (MARKET VALUE)

       10              Real property                                                              C                             $0
                                                                                                                      -------------
       11              Machinery and equipment                                                    D                             $0
                                                                                                                      -------------
       12              Furniture and fixtures                                                     D                             $0
                                                                                                                      -------------
       13              Office equipment                                                           D                             $0
                                                                                                                      -------------
       14              Leasehold improvements                                                     D                             $0
                                                                                                                      -------------
       15              Vehicles                                                                   D                             $0
                                                                                                                      -------------
       16              Other:                                                                     D                             $0
                                ------------------------------------------------------                                -------------
       17                                                                                         D                             $0
                       ---------------------------------------------------------------                                -------------
       18                                                                                         D                             $0
                       ---------------------------------------------------------------                                -------------
       19                                                                                         D                             $0
                       ---------------------------------------------------------------                                -------------
       20                                                                                         D                             $0
                       ---------------------------------------------------------------                                -------------
       21                       TOTAL PROPERTY AND EQUIPMENT                                                                    $0
                                                                                                                      -------------
                 OTHER ASSETS

       22              Loans to shareholders                                                                                    $0
                                                                                                                      -------------
       23              Loans to affiliates                                                                                      $0
                                                                                                                      -------------
       24
                       ---------------------------------------------------------------                                -------------
       25
                       ---------------------------------------------------------------                                -------------
       26
                       ---------------------------------------------------------------                                -------------
       27
                       ---------------------------------------------------------------                                -------------
       28                       TOTAL OTHER ASSETS                                                                              $0
                                                                                                                      -------------
       29                       TOTAL ASSETS                                                                                    $0
                                                                                                                      =============

           NOTE:
                 Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

           LIABILITIES FROM SCHEDULES

                 POST-PETITION

                       CURRENT LIABILITIES

       30                       Salaries and wages                                                                            $0
                                                                                                                    -------------
       31                       Payroll taxes                                                                                 $0
                                                                                                                    -------------
       32                       Real and personal property taxes                                                              $0
                                                                                                                    -------------
       33                       Income taxes                                                                                  $0
                                                                                                                    -------------
       34                       Sales taxes                                                                                   $0
                                                                                                                    -------------
       35                       Notes payable (short term)                                                                    $0
                                                                                                                    -------------
       36                       Accounts payable (trade)                                                   A                  $0
                                                                                                                    -------------
       37                       Real property lease arrearage                                                                 $0
                                                                                                                    -------------
       38                       Personal property lease arrearage                                                              $0
                                                                                                                    -------------
       39                       Accrued professional fees                                                                     $0
                                                                                                                    -------------
       40                       Current portion of long-term post-petition debt (due within 12 months)                        $0
                                                                                                                    -------------
       41                       Other:                                                                                        $0
                                             ---------------------------------------------------------              -------------
       42
                                ----------------------------------------------------------------------              -------------
       43
                                ----------------------------------------------------------------------              -------------
       44                       TOTAL CURRENT LIABILITIES                                                                     $0
                                                                                                                    -------------
       45              LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                   $0
                                                                                                                    -------------
       46                       TOTAL POST-PETITION LIABILITIES                                                               $0
                                                                                                                    -------------
                 PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

       47                       Secured claims                                                             F                  $0
                                                                                                                    -------------
       48                       Priority unsecured claims                                                  F                  $0
                                                                                                                    -------------
       49                       General unsecured claims                                                   F                  $0
                                                                                                                    -------------
       50                       TOTAL PRE-PETITION LIABILITIES                                                                $0
                                                                                                                    -------------
       51                       TOTAL LIABILITIES                                                                             $0
                                                                                                                    -------------
           Equity (Deficit)
       52              Retained Earnings/(Deficit) at time of filing                                                          $0
                                                                                                                    -------------
       53              Capital Stock                                                                                          $0
                                                                                                                    -------------
       54              Additional paid-in capital                                                                             $0
                                                                                                                    -------------
       55              Cumulative profit/(loss) since filing of case                                                          $0
                                                                                                                    -------------
       56              Post-petition contributions/(distributions) or (draws)                                                 $0
                                                                                                                    -------------
       57
                                ------------------------------------------------------------------                  -------------
       58              Market value adjustment                                                                                $0
                                                                                                                    -------------
       59                       TOTAL EQUITY (DEFICIT)                                                                        $0
                                                                                                                    -------------
       60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                             $0
                                                                                                                    =============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                              ACCOUNTS RECEIVABLE          ACCOUNTS PAYABLE                 PAST DUE
RECEIVABLES AND PAYABLES AGINGS             [PRE AND POST PETITION]         [POST PETITION]             POST PETITION DEBT
-------------------------------             -----------------------        ----------------             ------------------
      0-30 Days                                              $0                       $0
                                             -------------------          ---------------
     31-60 Days                                              $0                       $0
                                             -------------------          ---------------
     61-90 Days                                              $0                       $0                            $0
                                             -------------------          ---------------                    ----------
     91+ Days                                                $0                       $0
                                             -------------------          ---------------
     Total accounts receivable/payable                       $0                       $0
                                             -------------------          ===============
     Allowance for doubtful accounts                         $0
                                             -------------------
     Accounts receivable (net)                               $0
                                             ===================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                                                      COST OF GOODS SOLD
----------------------------------                                                      ------------------
                                                 INVENTORY(IES)
                                                   BALANCE AT
                                                  END OF MONTH      INVENTORY BEGINNING OF MONTH                                 $0
                                                                                                                         -----------
                                                                    Add -
  Retail/Restaurants -                                                Net purchase                                               $0
                                                                                                                         -----------
    Product for resale                                        $0      Direct labor                                               $0
                                              -------------------                                                        -----------
                                                                      Manufacturing overhead                                     $0
                                                                                                                         -----------
  Distribution -                                                      Freight in                                                 $0
                                                                                                                         -----------
    Products for resale                                       $0      Other:                                                     $0
                                              -------------------                                                        -----------

                                                                    -------------------------------------------------    -----------
  Manufacturer -
                                                                    -------------------------------------------------    -----------
    Raw Materials                                             $0
                                              -------------------
    Work-in-progress                                          $0    Less -
                                              -------------------
    Finished goods                                            $0      Inventory End of Month                                     $0
                                              -------------------                                                        -----------
                                                                      Shrinkage                                                  $0
                                                                                                                         -----------
  Other - Explain                                                     Personal Use                                               $0
                                              -------------------                                                        -----------

  --------------------------------------------
                                                                    Cost of Goods Sold                                           $0
  --------------------------------------------                                                                           ===========
      TOTAL                                                   $0
                                              ===================

  METHOD OF INVENTORY CONTROL                                       INVENTORY VALUATION METHODS
  Do you have a functioning perpetual inventory system?             Indicate by a checkmark method of inventory used.
                  Yes              No
                      -------         --------
  How often do you take a complete physical inventory?              Valuation methods -
                                                                        FIFO cost
                                                                                                                ---
    Weekly                                                              LIFO cost
                             ---------                                                                          ---
    Monthly                                                             Lower of cost or market
                             ---------                                                                          ---
    Quarterly                                                           Retail method
                             ---------                                                                          ---
    Semi-annually                                                       Other
                             ---------                                                                          ---
    Annually                                                              Explain
                             ---------
Date of last physical inventory was           Not Applicable
                                              -------------------   ----------------------------------------------------------------
Date of next physical inventory is            Not Applicable
                                              -------------------   ----------------------------------------------------------------

                                SCHEDULE C
                               REAL PROPERTY

Description                                                                               COST                    MARKET VALUE
                                                                                          ----                    ------------
        None                                                                                          $0                        $0
        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------
        Total                                                                                         $0                        $0
                                                                                 ========================     =====================

                                SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                               COST                   NET BOOK VALUE
                                                                                          ----                   --------------
Machinery & Equipment -
        None                                                                                          $0                        $0
        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------
        Total                                                                                         $0                        $0
                                                                                 ========================     =====================
Furniture & Fixtures -
        None                                                                                          $0                        $0
        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------
        Total                                                                                         $0                        $0
                                                                                 ========================     =====================
Office Equipment -

        None                                                                                          $0                        $0
        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------
        Total                                                                                         $0                        $0
                                                                                 ========================     =====================

Leasehold Improvements -

        None                                                                                          $0                        $0
        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------
        Total                                                                                         $0                        $0
                                                                                 ========================     =====================
Vehicles -

        None                                                                                          $0                        $0
        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------
        Total                                                                                         $0                        $0
                                                                                 ========================     =====================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                              0-30 DAYS      31-60 DAYS      61-90 DAYS       91+ DAYS          TOTAL
FEDERAL                                 --------------- ---------------  -------------  ---------------   -------------
         Income Tax Withholding                     $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         FICA - Employee                            $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         FICA - Employer                            $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Unemployment (FUTA)                        $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Income                                     $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Other (Attach List)                        $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
TOTAL FEDERAL TAXES                                 $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
STATE AND LOCAL
         Income Tax Withholding                     $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Unemployment (UT)                          $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Disability Insurance (DI)                  $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Empl. Training Tax (ETT)                   $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Sales                                      $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Excise                                     $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Real property                              $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Personal property                          $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Income                                     $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Other (Attach List)                        $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
TOTAL STATE & LOCAL TAXES                           $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
TOTAL TAXES                                         $0              $0             $0               $0              $0
                                        =============== ===============  =============  ===============   =============


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                  CLAIMED                ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                       AMOUNT                AMOUNT (b)
-------------------------------------------                    -------------          -------------
         Secured claims  (a)                                             $0                     $0
                                                               -------------          -------------
         Priority claims other than taxes                                $0                     $0
                                                               -------------          -------------
         Priority tax claims                                             $0                     $0
                                                               -------------          -------------
         General unsecured claims                                        $0                     $0
                                                               -------------          -------------

         (a)  List total amount of claims even if under secured.

         (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                             ACCOUNT 1             ACCOUNT 2             ACCOUNT 3             ACCOUNT 4
                                             ---------             ---------             ---------             ---------
Bank
                                        --------------------- ---------------------  -------------------  ---------------------
Account Type
                                        --------------------- ---------------------  -------------------  ---------------------
Account No.
                                        --------------------- ---------------------  -------------------  ---------------------
Account Purpose
                                        --------------------- ---------------------  -------------------  ---------------------
Balance, End of Month
                                        --------------------- ---------------------  -------------------  ---------------------
Total Funds on Hand for all Accounts                      $0
                                        ---------------------

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 01/31/02

                                                                                                     Actual           Cumulative
                                                                                                 Current Month      (Case to Date)
                                                                                                 -------------      --------------
     CASH RECEIPTS
1             Rent/Leases Collected                                                                        $0                  $0
                                                                                                 -------------       -------------
2             Cash Received from Sales                                                                     $0                  $0
                                                                                                 -------------       -------------
3             Interest Received                                                                            $0                  $0
                                                                                                 -------------       -------------
4             Borrowings                                                                                   $0                  $0
                                                                                                 -------------       -------------
5             Funds from Shareholders, Partners, or Other Insiders                                         $0                  $0
                                                                                                 -------------       -------------
6             Capital Contributions                                                                        $0                  $0
                                                                                                 -------------       -------------
7
              -------------------------------------------------------------------------          -------------       -------------
8
              -------------------------------------------------------------------------          -------------       -------------
9
              -------------------------------------------------------------------------          -------------       -------------
10
              -------------------------------------------------------------------------          -------------       -------------
11
              -------------------------------------------------------------------------          -------------       -------------
12                   TOTAL CASH RECEIPTS                                                                   $0                  $0
                                                                                                 -------------       -------------
     CASH DISBURSEMENTS
13            Payments for Inventory                                                                       $0                  $0
                                                                                                 -------------       -------------
14            Selling                                                                                      $0                  $0
                                                                                                 -------------       -------------
15            Administrative                                                                               $0                  $0
                                                                                                 -------------       -------------
16            Capital Expenditures                                                                         $0                  $0
                                                                                                 -------------       -------------
17            Principal Payments on Debt                                                                   $0                  $0
                                                                                                 -------------       -------------
18            Interest Paid                                                                                $0                  $0
                                                                                                 -------------       -------------
              Rent/Lease:
19                   Personal Property                                                                     $0                  $0
                                                                                                 -------------       -------------
20                   Real Property                                                                         $0                  $0
                                                                                                 -------------       -------------
              Amount Paid to Owner(s)/Officer(s)
21                   Salaries                                                                              $0                  $0
                                                                                                 -------------       -------------
22                   Draws                                                                                 $0                  $0
                                                                                                 -------------       -------------
23                   Commissions/Royalties                                                                 $0                  $0
                                                                                                 -------------       -------------
24                   Expense Reimbursements                                                                $0                  $0
                                                                                                 -------------       -------------
25                   Other                                                                                 $0                  $0
                                                                                                 -------------       -------------
26            Salaries/Commissions (less employee withholding)                                             $0                  $0
                                                                                                 -------------       -------------
27            Management Fees                                                                              $0                  $0
                                                                                                 -------------       -------------
              Taxes:
28                   Employee Withholding                                                                  $0                  $0
                                                                                                 -------------       -------------
29                   Employer Payroll Taxes                                                                $0                  $0
                                                                                                 -------------       -------------
30                   Real Property Taxes                                                                   $0                  $0
                                                                                                 -------------       -------------
31                   Other Taxes                                                                           $0                  $0
                                                                                                 -------------       -------------
32            Other Cash Outflows:                                                                         $0                  $0
                                                                                                 -------------       -------------
33
                     ------------------------------------------------------------------          -------------       -------------
34
                     ------------------------------------------------------------------          -------------       -------------
35
                     ------------------------------------------------------------------          -------------       -------------
36
                     ------------------------------------------------------------------          -------------       -------------
37
                     ------------------------------------------------------------------          -------------       -------------
38                   TOTAL CASH DISBURSEMENTS:                                                             $0                  $0
                                                                                                 -------------       -------------
39   NET INCREASE (DECREASE) IN CASH                                                                       $0                  $0
                                                                                                 -------------       -------------
40   CASH BALANCE, BEGINNING OF PERIOD                                                                     $0                  $0
                                                                                                 -------------       -------------
41   CASH BALANCE, END OF PERIOD                                                                           $0                  $0
                                                                                                 =============       =============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 01/31/02

      CASH FLOWS FROM OPERATING ACTIVITIES                                                            ACTUAL          CUMULATIVE
                                                                                                   CURRENT MONTH    (CASE TO DATE)
                                                                                                   -------------    --------------
1            Cash Received from Sales                                                                        $0               $0
                                                                                                   -------------    -------------
2            Rent/Leases Collected                                                                           $0               $0
                                                                                                   -------------    -------------
3            Interest Received                                                                               $0               $0
                                                                                                   -------------    -------------
4            Cash Paid to Suppliers                                                                          $0               $0
                                                                                                   -------------    -------------
5            Cash Paid for Selling Expenses                                                                  $0               $0
                                                                                                   -------------    -------------
6            Cash Paid for Administrative Expenses                                                           $0               $0
                                                                                                   -------------    -------------
             Cash Paid for Rents/Leases:
7                 Personal Property                                                                          $0               $0
                                                                                                   -------------    -------------
8                 Real Property                                                                              $0               $0
                                                                                                   -------------    -------------
9            Cash Paid for Interest                                                                          $0               $0
                                                                                                   -------------    -------------
10           Cash Paid for Net Payroll and Benefits                                                          $0               $0
                                                                                                   -------------    -------------
             Cash Paid to Owner(s)/Officer(s)
11                Salaries                                                                                   $0               $0
                                                                                                   -------------    -------------
12                Draws                                                                                      $0               $0
                                                                                                   -------------    -------------
13                Commissions/Royalties                                                                      $0               $0
                                                                                                   -------------    -------------
14                Expense Reimbursements                                                                     $0               $0
                                                                                                   -------------    -------------
15                Other                                                                                      $0               $0
                                                                                                   -------------    -------------
             Cash Paid for Taxes Paid/Deposited to Tax Acct.
16                Employer Payroll Tax                                                                       $0               $0
                                                                                                   -------------    -------------
17                Employee Withholdings                                                                      $0               $0
                                                                                                   -------------    -------------
18                Real Property Taxes                                                                        $0               $0
                                                                                                   -------------    -------------
19                Other Taxes                                                                                $0               $0
                                                                                                   -------------    -------------
20           Cash Paid for General Expenses                                                                  $0               $0
                                                                                                   -------------    -------------
21
             ---------------------------------------------------------------------------------     -------------    -------------
22
             ---------------------------------------------------------------------------------     -------------    -------------
23
             ---------------------------------------------------------------------------------     -------------    -------------
24
             ---------------------------------------------------------------------------------     -------------    -------------
25
             ---------------------------------------------------------------------------------     -------------    -------------
26
             ---------------------------------------------------------------------------------     -------------    -------------
27                NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS               $0               $0
                                                                                                   -------------    -------------
      CASH FLOWS FROM REORGANIZATION ITEMS

28           Interest Received on Cash Accumulated Due to Chp 11 Case                                        $0               $0
                                                                                                   -------------    -------------
29           Professional Fees Paid for Services in Connection with Chp 11 Case                              $0               $0
                                                                                                   -------------    -------------
30           U.S. Trustee Quarterly Fees                                                                     $0               $0
                                                                                                   -------------    -------------
31
             ---------------------------------------------------------------------------------     -------------    -------------
32                NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                           $0               $0
                                                                                                   -------------    -------------
33    NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                             $0               $0
                                                                                                   -------------    -------------
      CASH FLOWS FROM INVESTING ACTIVITIES
34           Capital Expenditures                                                                            $0               $0
                                                                                                   -------------    -------------
35           Proceeds from Sales of Capital Goods due to Chp 11 Case                                         $0               $0
                                                                                                   -------------    -------------
36
             ---------------------------------------------------------------------------------     -------------    -------------
37                NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                           $0               $0
                                                                                                   -------------    -------------
      CASH FLOWS FROM FINANCING ACTIVITIES
38           Net Borrowings (Except Insiders)                                                                $0               $0
                                                                                                   -------------    -------------
39           Net Borrowings from Shareholders, Partners, or Other Insiders                                   $0               $0
                                                                                                   -------------    -------------
40           Capital Contributions                                                                           $0               $0
                                                                                                   -------------    -------------
41           Principal Payments                                                                              $0               $0
                                                                                                   -------------    -------------
42
             ---------------------------------------------------------------------------------     -------------    -------------
43                NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                           $0               $0
                                                                                                   -------------    -------------
44    NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                   $0               $0
                                                                                                   -------------    -------------
45    CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                        $0               $0
                                                                                                   -------------    -------------
46    CASH AND CASH EQUIVALENTS AT END OF MONTH                                                              $0               $0
                                                                                                   =============    =============

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: Metricom New York, L.L.C.       Case No.         01-53301

                                       CHAPTER 11
                                       MONTHLY OPERATING REPORT
                                       (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED: Jan-02                                 PETITION DATE: 07/02/01

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
    Dollars reported in   $1

                                                          END OF CURRENT         END OF PRIOR           AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                              MONTH                MONTH                   FILING
                                                          --------------         ------------           --------------
    a.  Current Assets                                               $0                    $0
                                                           ------------          ------------
    b.  Total Assets                                                 $0                    $0                      $0
                                                           ------------          ------------            ------------
    c.  Current Liabilities                                          $0                    $0
                                                           ------------          ------------
    d.  Total Liabilities                                            $0                    $0                      $0
                                                           ------------          ------------            ------------

3.  STATEMENT OF CASH RECEIPTS &                                                                          CUMULATIVE
      DISBURSEMENTS FOR MONTH                             CURRENT MONTH           PRIOR MONTH           (CASE TO DATE)
                                                          -------------          ------------           --------------
    a.  Total Receipts                                               $0                    $0                      $0
                                                           ------------          ------------            ------------
    b.  Total Disbursements                                          $0                    $0                      $0
                                                           ------------          ------------            ------------
    c.  Excess (Deficiency) of Receipts
          Over Disbursements (a - b)                                 $0                    $0                      $0
                                                           ------------          ------------            ------------
    d.  Cash Balance Beginning of Month                              $0                    $0                      $0
                                                           ------------          ------------            ------------
    e.  Cash Balance End of Month (c + d)                            $0                    $0                      $0
                                                           ------------          ------------            ------------

                                                                                                          CUMULATIVE
                                                          CURRENT MONTH          PRIOR MONTH            (CASE TO DATE)
                                                          -------------         -------------           --------------
4.  PROFIT/(LOSS) FROM THE STATEMENT
       OF OPERATIONS                                                 $0                    $0                      $0
                                                           ------------         -------------           -------------
5.  ACCOUNT RECEIVABLES (PRE AND POST
       PETITION)                                                     $0                    $0
                                                           ------------         -------------
6.  POST-PETITION LIABILITIES                                        $0                    $0
                                                           ------------         -------------
7.  PAST DUE POST-PETITION ACCOUNT
       PAYABLES (OVER 30 DAYS)                                       $0                    $0
                                                           ------------         -------------

    AT THE END OF THIS REPORTING MONTH:                                                               YES         NO
                                                                                                      ---         ---
8.  Have any payments been made on pre-petition debt, other than payments in the normal                            X
    course to secured creditors or lessors? (if yes, attach listing including date of                 ---         ---
    payment, amount of payment and name of payee)
9.  Have any payments been made to professionals? (if yes, attach listing including date of                        X
    payment, amount of payment and name of payee)                                                     ---         ---
10. If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                                      ---
11. Have any payments been made to officers, insiders, shareholders, relatives? (if yes,                           X
    attach listing including date of payment, amount and reason for payment, and name of payee)       ---         ---
12. Is the estate insured for replacement cost of assets and for general liability?                    X
                                                                                                      ---
13. Are a plan and disclosure statement on file?                                                                   X
                                                                                                      ---         ---
14. Was there any post-petition borrowing during this reporting period?                                            X
                                                                                                      ---         ---

15. Check if paid: Post-petition taxes    ;    U.S. Trustee Quarterly Fees    ;  Check if filing is current for: Post-petition
                                       ---                                 ---
    tax reporting and tax returns:    .
                                   ---

    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)


I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.



Date: 02/14/02                     /s/ Eugene A. Reilly
     -------------                 ---------------------------------------------
                                   Responsible Individual

                             STATEMENT OF OPERATIONS
                             (General Business Case)
                          For the Month Ended  01/31/02
                                              -----------------

            CURRENT MONTH
---------------------------------------
                                                                                                         CUMULATIVE    NEXT MONTH
   ACTUAL        FORECAST      VARIANCE                                                                (CASE TO DATE)   FORECAST
   ------        --------      --------                                                                --------------  -----------
                                               REVENUES:
         $0          $0           $0        1   Gross Sales                                                       $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0        2   less: Sales Returns & Allowances                                  $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0        3   Net Sales                                                         $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0        4   less: Cost of Goods Sold    (Schedule "B")                        $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0        5   Gross Profit                                                      $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0        6   Interest                                                          $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0        7   Other Income:                                                     $0       $0
------------      -------      -------                           ------------------------------        -------------    -------
                                            8
------------      -------      -------        -------------------------------------------------        -------------    -------
                                            9
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0          $0           $0       10      TOTAL REVENUES                                                 $0       $0
------------      -------      -------                                                                 -------------    -------
                                               EXPENSES:
         $0          $0           $0       11   Compensation to Owner(s)/Officer(s)                               $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       12   Salaries                                                          $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       13   Commissions                                                       $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       14   Contract Labor                                                    $0       $0
------------      -------      -------                                                                 -------------    -------
                                                Rent/Lease:
         $0          $0           $0       15     Personal Property                                               $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       16     Real Property                                                   $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       17   Insurance                                                         $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       18   Management Fees                                                   $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       19   Depreciation                                                      $0       $0
------------      -------      -------                                                                 -------------    -------
                                                Taxes:
         $0          $0           $0       20     Employer Payroll Taxes                                          $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       21     Real Property Taxes                                             $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       22     Other Taxes                                                     $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       23   Other Selling                                                     $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       24   Other Administrative                                              $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       25   Interest                                                          $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       26   Other Expenses:                                                   $0       $0
------------      -------      -------                          -------------------------------        -------------    -------
         $0          $0           $0       27                                                                     $0       $0
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0          $0           $0       28                                                                     $0       $0
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0          $0           $0       29                                                                     $0       $0
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0          $0           $0       30                                                                     $0       $0
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0)         $0           $0       31                                                                     $0       $0
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0          $0           $0       32                                                                     $0       $0
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0          $0           $0       33                                                                     $0       $0
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0          $0           $0       34                                                                     $0       $0
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0          $0           $0       35      TOTAL EXPENSES                                                 $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       36  SUBTOTAL                                                           $0       $0
------------      -------      -------                                                                 -------------    -------
                                               REORGANIZATION ITEMS:
         $0          $0           $0       37   Professional Fees                                                 $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       38   Provisions for Rejected Executory Contracts                       $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       39   Interest Earned on Accumulated Cash from                          $0       $0
------------      -------      -------          Resulting Chp 11 Case                                  -------------    -------
         $0          $0           $0       40   Gain or (Loss) from Sale of Equipment                             $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       41   U.S. Trustee Quarterly Fees                                       $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       42                                                                     $0       $0
------------      -------      -------        -------------------------------------------------        -------------    -------
         $0          $0           $0       43        TOTAL REORGANIZATION ITEMS                                   $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       44   NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                    $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       45   Federal & State Income Taxes                                      $0       $0
------------      -------      -------                                                                 -------------    -------
         $0          $0           $0       46   NET PROFIT (LOSS)                                                 $0       $0
============      =======      =======                                                                 =============    =======

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 01/31/02
                                              -----------------

           ASSETS
                                                                                           FROM SCHEDULES             MARKET VALUE
                                                                                           --------------             ------------
                 CURRENT ASSETS

        1              Cash, cash equivalents - unrestricted                                                                    $0
                                                                                                                      -------------
        2              Cash, cash equivalents - restricted                                                                      $0
                                                                                                                      -------------
        3              Accounts receivable (net)                                                  A                             $0
                                                                                                                      -------------
        4              Inventory                                                                  B                             $0
                                                                                                                      -------------
        5              Prepaid expenses                                                                                         $0
                                                                                                                      -------------
        6              Professional retainers                                                                                   $0
                                                                                                                      -------------
        7              Other:                                                                                                   $0
                                ------------------------------------------------------                                -------------
        8
                       ---------------------------------------------------------------                                -------------
        9                       TOTAL CURRENT ASSETS                                                                            $0
                                                                                                                      -------------
                 PROPERTY AND EQUIPMENT (BOOK VALUE)

       10              Real property                                                              C                             $0
                                                                                                                      -------------
       11              Machinery and equipment                                                    D                             $0
                                                                                                                      -------------
       12              Furniture and fixtures                                                     D                             $0
                                                                                                                      -------------
       13              Office equipment                                                           D                             $0
                                                                                                                      -------------
       14              Leasehold improvements                                                     D                             $0
                                                                                                                      -------------
       15              Vehicles                                                                   D                             $0
                                                                                                                      -------------
       16              Other:                                                                     D                             $0
                                ------------------------------------------------------                                -------------
       17                                                                                         D                             $0
                       ---------------------------------------------------------------                                -------------
       18                                                                                         D                             $0
                       ---------------------------------------------------------------                                -------------
       19                                                                                         D                             $0
                       ---------------------------------------------------------------                                -------------
       20                                                                                         D                             $0
                       ---------------------------------------------------------------                                -------------
       21                       TOTAL PROPERTY AND EQUIPMENT                                                                    $0
                                                                                                                      -------------
                 OTHER ASSETS

       22              Loans to shareholders                                                                                    $0
                                                                                                                      -------------
       23              Loans to affiliates                                                                                      $0
                                                                                                                      -------------
       24
                       ---------------------------------------------------------------                                -------------
       25
                       ---------------------------------------------------------------                                -------------
       26
                       ---------------------------------------------------------------                                -------------
       27
                       ---------------------------------------------------------------                                -------------
       28                       TOTAL OTHER ASSETS                                                                              $0
                                                                                                                      -------------
       29                       TOTAL ASSETS                                                                                    $0
                                                                                                                      =============

           NOTE:
                Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

           LIABILITIES FROM SCHEDULES

                 POST-PETITION

                       CURRENT LIABILITIES

       30                       Salaries and wages                                                                            $0
                                                                                                                    -------------
       31                       Payroll taxes                                                                                 $0
                                                                                                                    -------------
       32                       Real and personal property taxes                                                              $0
                                                                                                                    -------------
       33                       Income taxes                                                                                  $0
                                                                                                                    -------------
       34                       Sales taxes                                                                                   $0
                                                                                                                    -------------
       35                       Notes payable (short term)                                                                    $0
                                                                                                                    -------------
       36                       Accounts payable (trade)                                                   A                  $0
                                                                                                                    -------------
       37                       Real property lease arrearage                                                                 $0
                                                                                                                    -------------
       38                       Personal property lease arrearage                                                             $0
                                                                                                                    -------------
       39                       Accrued professional fees                                                                     $0
                                                                                                                    -------------
       40                       Current portion of long-term post-petition debt (due within 12 months)                        $0
                                                                                                                    -------------
       41                       Other:                                                                                        $0
                                             ---------------------------------------------------------              -------------
       42
                                ----------------------------------------------------------------------              -------------
       43
                                ----------------------------------------------------------------------              -------------
       44                       TOTAL CURRENT LIABILITIES                                                                     $0
                                                                                                                    -------------
       45              LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                   $0
                                                                                                                    -------------
       46                       TOTAL POST-PETITION LIABILITIES                                                               $0
                                                                                                                    -------------
                 PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

       47                       Secured claims                                                             F                  $0
                                                                                                                    -------------
       48                       Priority unsecured claims                                                  F                  $0
                                                                                                                    -------------
       49                       General unsecured claims                                                   F                  $0
                                                                                                                    -------------
       50                       TOTAL PRE-PETITION LIABILITIES                                                                $0
                                                                                                                    -------------
       51                       TOTAL LIABILITIES                                                                             $0
                                                                                                                    -------------
           EQUITY (DEFICIT)
       52              Retained Earnings/(Deficit) at time of filing                                                          $0
                                                                                                                    -------------
       53              Capital Stock                                                                                          $0
                                                                                                                    -------------
       54              Additional paid-in capital                                                                             $0
                                                                                                                    -------------
       55              Cumulative profit/(loss) since filing of case                                                          $0
                                                                                                                    -------------
       56              Post-petition contributions/(distributions) or (draws)                                                 $0
                                                                                                                    -------------
       57
                                ------------------------------------------------------------------                  -------------
       58              Market value adjustment                                                                                $0
                                                                                                                    -------------
       59                       TOTAL EQUITY (DEFICIT)                                                                        $0
                                                                                                                    -------------
       60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                             $0
                                                                                                                    =============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE


                                              ACCOUNTS RECEIVABLE          ACCOUNTS PAYABLE                 PAST DUE
RECEIVABLES AND PAYABLES AGINGS             [PRE AND POST PETITION]         [POST PETITION]             POST PETITION DEBT
-------------------------------             -----------------------        ----------------             ------------------
      0-30 Days                                              $0                       $0
                                             -------------------          ---------------
     31-60 Days                                              $0                       $0
                                             -------------------          ---------------
     61-90 Days                                              $0                       $0                            $0
                                             -------------------          ---------------                    ----------
     91+ Days                                                $0                       $0
                                             -------------------          ---------------
     Total accounts receivable/payable                       $0                       $0
                                             -------------------          ===============
     Allowance for doubtful accounts                         $0
                                             -------------------
     Accounts receivable (net)                               $0
                                             ===================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                                                      COST OF GOODS SOLD
----------------------------------                                                      ------------------
                                                 INVENTORY(IES)
                                                   BALANCE AT
                                                  END OF MONTH      INVENTORY BEGINNING OF MONTH                                 $0
                                                                                                                         -----------
                                                                    Add -
  Retail/Restaurants -                                                Net purchase                                               $0
                                                                                                                         -----------
    Product for resale                                       $0       Direct labor                                               $0
                                              -------------------                                                        -----------
                                                                      Manufacturing overhead                                     $0
                                                                                                                         -----------
  Distribution -                                                      Freight in                                                 $0
                                                                                                                         -----------
    Products for resale                                       $0      Other:                                                     $0
                                              -------------------                                                        -----------

                                                                    -------------------------------------------------    -----------
  Manufacturer -
                                                                    -------------------------------------------------    -----------
    Raw Materials                                             $0
                                              -------------------
    Work-in-progress                                          $0    Less -
                                              -------------------
    Finished goods                                            $0      Inventory End of Month                                     $0
                                              -------------------                                                        -----------
                                                                      Shrinkage                                                  $0
                                                                                                                         -----------
  Other - Explain                                             $0      Personal Use                                               $0
                                              -------------------                                                        -----------

  --------------------------------------------
                                                                    Cost of Goods Sold                                           $0
  --------------------------------------------                                                                           ===========
      TOTAL                                                   $0
                                              ===================

  METHOD OF INVENTORY CONTROL                                       INVENTORY VALUATION METHODS
  Do you have a functioning perpetual inventory system?             Indicate by a checkmark method of inventory used.
                  Yes              No
                      -------         --------
  How often do you take a complete physical inventory?              Valuation methods -
                                                                        FIFO cost
                                                                                                                ---
    Weekly                                                              LIFO cost
                             ---------                                                                          ---
    Monthly                                                             Lower of cost or market
                             ---------                                                                          ---
    Quarterly                                                           Retail method
                             ---------                                                                          ---
    Semi-annually                                                       Other
                             ---------                                                                          ---
    Annually                                                              Explain
                             ---------
Date of last physical inventory was           Not Applicable
                                              -------------------   ----------------------------------------------------------------
Date of next physical inventory is            Not Applicable
                                              -------------------   ----------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                               COST                    MARKET VALUE
                                                                                          ----                    ------------
        None                                                                                          $0                        $0
        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------
        --------------------------------------------------------------------     ------------------------     ---------------------
        Total                                                                                         $0                        $0
                                                                                 ========================     =====================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS


                                                                                          COST                   NET BOOK VALUE
                                                                                          ----                   --------------
Description
Machinery & Equipment -
        None                                                                                          $0                        $0
        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------
        Total                                                                                         $0                        $0
                                                                                 ========================     =====================
Furniture & Fixtures -
        None                                                                                          $0                        $0
        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------
        Total                                                                                         $0                        $0
                                                                                 ========================     =====================
Office Equipment -

        None                                                                                          $0                        $0
        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------
        Total                                                                                         $0                        $0
                                                                                 ========================     =====================

Leasehold Improvements -

        None                                                                                          $0                        $0
        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------
        Total                                                                                         $0                        $0
                                                                                 ========================     =====================
Vehicles -

        None                                                                                          $0                        $0
        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------

        --------------------------------------------------------------------     ------------------------     ---------------------
        Total                                                                                         $0                        $0
                                                                                 ========================     =====================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)


TAXES PAYABLE                              0-30 DAYS      31-60 DAYS      61-90 DAYS       91+ DAYS          TOTAL
FEDERAL                                 --------------- ---------------  -------------  ---------------   -------------
         Income Tax Withholding                      $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         FICA - Employee                             $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         FICA - Employer                             $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Unemployment (FUTA)                         $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Income                                      $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Other (Attach List)                         $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
TOTAL FEDERAL TAXES                                  $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
STATE AND LOCAL
         Income Tax Withholding                      $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Unemployment (UT)                           $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Disability Insurance (DI)                   $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Empl. Training Tax (ETT)                    $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Sales                                       $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Excise                                      $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Real property                               $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Personal property                           $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Income                                      $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
         Other (Attach List)                         $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
TOTAL STATE & LOCAL TAXES                            $0              $0             $0               $0              $0
                                        --------------- ---------------  -------------  ---------------   -------------
TOTAL TAXES                                          $0              $0             $0               $0              $0
                                        =============== ===============  =============  ===============   =============


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                  CLAIMED                ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                        AMOUNT               AMOUNT(b)
-------------------------------------------                    -------------          -------------
         Secured claims(a)                                               $0                     $0
                                                               -------------          -------------
         Priority claims other than taxes                                $0                     $0
                                                               -------------          -------------
         Priority tax claims                                             $0                     $0
                                                               -------------          -------------
         General unsecured claims                                        $0                     $0
                                                               -------------          -------------

         (a)  List total amount of claims even if under secured.

         (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.



                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                             ACCOUNT 1             ACCOUNT 2             ACCOUNT 3             ACCOUNT 4
                                             ---------             ---------             ---------             ---------
Bank                                    None
                                        --------------------- ---------------------  -------------------  ---------------------
Account Type
                                        --------------------- ---------------------  -------------------  ---------------------
Account No.
                                        --------------------- ---------------------  -------------------  ---------------------
Account Purpose
                                        --------------------- ---------------------  -------------------  ---------------------
Balance, End of Month
                                        --------------------- ---------------------  -------------------  ---------------------
Total Funds on Hand for all Accounts                      $0
                                        =====================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 01/31/02
                                              -----------------

                                                                                                     Actual           Cumulative
                                                                                                 Current Month      (Case to Date)
                                                                                                 -------------      --------------
     CASH RECEIPTS
1             Rent/Leases Collected                                                                        $0                  $0
                                                                                                 -------------       -------------
2             Cash Received from Sales                                                                     $0                  $0
                                                                                                 -------------       -------------
3             Interest Received                                                                            $0                  $0
                                                                                                 -------------       -------------
4             Borrowings                                                                                   $0                  $0
                                                                                                 -------------       -------------
5             Funds from Shareholders, Partners, or Other Insiders                                         $0                  $0
                                                                                                 -------------       -------------
6             Capital Contributions                                                                        $0                  $0
                                                                                                 -------------       -------------
7
              -------------------------------------------------------------------------          -------------       -------------
8
              -------------------------------------------------------------------------          -------------       -------------
9
              -------------------------------------------------------------------------          -------------       -------------
10
              -------------------------------------------------------------------------          -------------       -------------
11
              -------------------------------------------------------------------------          -------------       -------------
12                   TOTAL CASH RECEIPTS                                                                   $0                  $0
                                                                                                 -------------       -------------
     CASH DISBURSEMENTS
13            Payments for Inventory                                                                       $0                  $0
                                                                                                 -------------       -------------
14            Selling                                                                                      $0                  $0
                                                                                                 -------------       -------------
15            Administrative                                                                               $0                  $0
                                                                                                 -------------       -------------
16            Capital Expenditures                                                                         $0                  $0
                                                                                                 -------------       -------------
17            Principal Payments on Debt                                                                   $0                  $0
                                                                                                 -------------       -------------
18            Interest Paid                                                                                $0                  $0
                                                                                                 -------------       -------------
              Rent/Lease:
19                   Personal Property                                                                     $0                  $0
                                                                                                 -------------       -------------
20                   Real Property                                                                         $0                  $0
                                                                                                 -------------       -------------
              Amount Paid to Owner(s)/Officer(s)
21                   Salaries                                                                              $0                  $0
                                                                                                 -------------       -------------
22                   Draws                                                                                 $0                  $0
                                                                                                 -------------       -------------
23                   Commissions/Royalties                                                                 $0                  $0
                                                                                                 -------------       -------------
24                   Expense Reimbursements                                                                $0                  $0
                                                                                                 -------------       -------------
25                   Other                                                                                 $0                  $0
                                                                                                 -------------       -------------
26            Salaries/Commissions (less employee withholding)                                             $0                  $0
                                                                                                 -------------       -------------
27            Management Fees                                                                              $0                  $0
                                                                                                 -------------       -------------
              Taxes:
28                   Employee Withholding                                                                  $0                  $0
                                                                                                 -------------       -------------
29                   Employer Payroll Taxes                                                                $0                  $0
                                                                                                 -------------       -------------
30                   Real Property Taxes                                                                   $0                  $0
                                                                                                 -------------       -------------
31                   Other Taxes                                                                           $0                  $0
                                                                                                 -------------       -------------
32            Other Cash Outflows:                                                                         $0                  $0
                                                                                                 -------------       -------------
33
                     ------------------------------------------------------------------          -------------       -------------
34
                     ------------------------------------------------------------------          -------------       -------------
35
                     ------------------------------------------------------------------          -------------       -------------
36
                     ------------------------------------------------------------------          -------------       -------------
37
                     ------------------------------------------------------------------          -------------       -------------
38                   TOTAL CASH DISBURSEMENTS:                                                             $0                  $0
                                                                                                 -------------       -------------
39   NET INCREASE (DECREASE) IN CASH                                                                       $0                  $0
                                                                                                 -------------       -------------
40   CASH BALANCE, BEGINNING OF PERIOD                                                                     $0                  $0
                                                                                                 -------------       -------------
41   CASH BALANCE, END OF PERIOD                                                                           $0                  $0
                                                                                                 =============       =============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 01/31/02
                                              -----------------

      CASH FLOWS FROM OPERATING ACTIVITIES                                                            ACTUAL          CUMULATIVE
                                                                                                   CURRENT MONTH    (CASE TO DATE)
                                                                                                   -------------    --------------
1            Cash Received from Sales                                                                        $0               $0
                                                                                                   -------------    -------------
2            Rent/Leases Collected                                                                           $0               $0
                                                                                                   -------------    -------------
3            Interest Received                                                                               $0               $0
                                                                                                   -------------    -------------
4            Cash Paid to Suppliers                                                                          $0               $0
                                                                                                   -------------    -------------
5            Cash Paid for Selling Expenses                                                                  $0               $0
                                                                                                   -------------    -------------
6            Cash Paid for Administrative Expenses                                                           $0               $0
                                                                                                   -------------    -------------
             Cash Paid for Rents/Leases:
7                 Personal Property                                                                          $0               $0
                                                                                                   -------------    -------------
8                 Real Property                                                                              $0               $0
                                                                                                   -------------    -------------
9            Cash Paid for Interest                                                                          $0               $0
                                                                                                   -------------    -------------
10           Cash Paid for Net Payroll and Benefits                                                          $0               $0
                                                                                                   -------------    -------------
             Cash Paid to Owner(s)/Officer(s)
11                Salaries                                                                                   $0               $0
                                                                                                   -------------    -------------
12                Draws                                                                                      $0               $0
                                                                                                   -------------    -------------
13                Commissions/Royalties                                                                      $0               $0
                                                                                                   -------------    -------------
14                Expense Reimbursements                                                                     $0               $0
                                                                                                   -------------    -------------
15                Other                                                                                      $0               $0
                                                                                                   -------------    -------------
             Cash Paid for Taxes Paid/Deposited to Tax Acct.
16                Employer Payroll Tax                                                                       $0               $0
                                                                                                   -------------    -------------
17                Employee Withholdings                                                                      $0               $0
                                                                                                   -------------    -------------
18                Real Property Taxes                                                                        $0               $0
                                                                                                   -------------    -------------
19                Other Taxes                                                                                $0               $0
                                                                                                   -------------    -------------
20           Cash Paid for General Expenses                                                                  $0               $0
                                                                                                   -------------    -------------
21
             ---------------------------------------------------------------------------------     -------------    -------------
22
             ---------------------------------------------------------------------------------     -------------    -------------
23
             ---------------------------------------------------------------------------------     -------------    -------------
24
             ---------------------------------------------------------------------------------     -------------    -------------
25
             ---------------------------------------------------------------------------------     -------------    -------------
26
             ---------------------------------------------------------------------------------     -------------    -------------
27                NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS               $0               $0
                                                                                                   -------------    -------------
      CASH FLOWS FROM REORGANIZATION ITEMS

28           Interest Received on Cash Accumulated Due to Chp 11 Case                                        $0               $0
                                                                                                   -------------    -------------
29           Professional Fees Paid for Services in Connection with Chp 11 Case                              $0               $0
                                                                                                   -------------    -------------
30           U.S. Trustee Quarterly Fees                                                                     $0               $0
                                                                                                   -------------    -------------
31
             ---------------------------------------------------------------------------------     -------------    -------------
32                NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                           $0               $0
                                                                                                   -------------    -------------
33    NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                             $0               $0
                                                                                                   -------------    -------------
      CASH FLOWS FROM INVESTING ACTIVITIES
34           Capital Expenditures                                                                            $0               $0
                                                                                                   -------------    -------------
35           Proceeds from Sales of Capital Goods due to Chp 11 Case                                         $0               $0
                                                                                                   -------------    -------------
36
             ---------------------------------------------------------------------------------     -------------    -------------
37                NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                           $0               $0
                                                                                                   -------------    -------------
      CASH FLOWS FROM FINANCING ACTIVITIES
38           Net Borrowings (Except Insiders)                                                                $0               $0
                                                                                                   -------------    -------------
39           Net Borrowings from Shareholders, Partners, or Other Insiders                                   $0               $0
                                                                                                   -------------    -------------
40           Capital Contributions                                                                           $0               $0
                                                                                                   -------------    -------------
41           Principal Payments                                                                              $0               $0
                                                                                                   -------------    -------------
42
             ---------------------------------------------------------------------------------     -------------    -------------
43                NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                           $0               $0
                                                                                                   -------------    -------------
44    NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                   $0               $0
                                                                                                   -------------    -------------
45    CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                        $0               $0
                                                                                                   -------------    -------------
46    CASH AND CASH EQUIVALENTS AT END OF MONTH                                                              $0               $0
                                                                                                   =============    =============